UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

MONOLITHIC POWER SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

n/a
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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           April 29, 2020

Dear Stockholder:

You are invited to attend the 2020 Annual Meeting of Stockholders of Monolithic Power Systems, Inc. to be held on Thursday, June 11, 2020, at 10:00 a.m., Pacific Daylight Time (the “Annual Meeting”). This year’s Annual Meeting will be a virtual meeting. You will be able to attend the Annual Meeting online, vote and submit questions during the meeting by visiting www.meetingcenter.io/227956165. Please follow the instructions carefully on how to access and attend the virtual meeting in the “Annual Meeting Attendance” section of this Proxy Statement.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting. We continue using the Securities and Exchange Commission rule that permits companies to furnish proxy materials to stockholders over the Internet. If you are viewing the Proxy Statement on the Internet, you may grant your proxy electronically over the Internet by following the instructions on the Notice Regarding the Availability of Proxy Materials previously mailed to you and the instructions listed on the Internet site. If you have received a paper copy of the Proxy Statement and proxy card, you may grant a proxy to vote your shares by completing and mailing the proxy card enclosed with the Proxy Statement, or you may grant your proxy electronically over the Internet or by telephone by following the instructions on the proxy card.  If your shares are held in “street name,” which means shares held of record by a broker, bank, trust or other nominee, you should review the Notice Regarding the Availability of Proxy Materials or Proxy Statement and voting instruction form used by that firm to determine whether and how you will be able to submit your proxy by telephone or over the Internet. Submitting a proxy over the Internet, by telephone or by mailing a proxy card, will ensure your shares are represented at the Annual Meeting.

Your vote is important, regardless of the number of shares that you own.

On behalf of the Board of Directors, I thank you for your participation. We look forward to your attendance on June 11, 2020.

Sincerely,

Michael Hsing
Chairman of the Board, President and Chief Executive Officer

MONOLITHIC POWER SYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 11, 2020

To the Stockholders of Monolithic Power Systems, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Monolithic Power Systems, Inc., a Delaware corporation, will be held on Thursday, June 11, 2020, at 10:00 a.m., Pacific Daylight Time (the “Annual Meeting”). This year’s Annual Meeting will be a virtual meeting. You will be able to attend the Annual Meeting online, vote and submit questions during the meeting by visiting www.meetingcenter.io/227956165. Please follow the instructions carefully on how to access and attend the virtual meeting in the “Annual Meeting Attendance” section of this Proxy Statement.

At the Annual Meeting, we will conduct the following items of business:

1.

To elect two Class I directors to serve for three-year terms until our annual meeting of stockholders in 2023, or until their respective successors are duly elected and qualified. The nominees for election to the Board of Directors are Victor K. Lee and James C. Moyer.

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020.
3.	To hold an advisory vote to approve the compensation of our named executive officers.
4.	To approve the amendment and restatement of the amended Monolithic Power Systems, Inc. 2014 Equity Incentive Plan (the “Amended and Restated 2014 Equity Plan”).
5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. Only stockholders of record at the close of business on April 20, 2020 are entitled to notice of and to vote at the meeting.

Your vote is important.  All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, we encourage you to submit your proxy as soon as possible using one of three convenient methods: (i) by accessing the Internet site described in the Notice Regarding the Availability of Proxy Materials (the “Notice”) or in the proxy card or the voting instruction form provided to you; (ii) by calling the toll-free number described in the proxy card or the voting instruction form provided to you; or (iii) by signing, dating and returning the proxy card or the instruction form provided to you. By submitting your proxy promptly, you will save the Company the expense of further proxy solicitation. Any stockholder of record attending the Annual Meeting may vote even if he or she has already returned a proxy.

By Order of the Board of Directors,

Saria Tseng
Vice President, Strategic Corporate Development, General Counsel and Corporate Secretary

Kirkland, Washington

April 29, 2020

MONOLITHIC POWER SYSTEMS, INC.

PROXY STATEMENT

FOR

2020 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is being furnished to holders of common stock, par value $0.001 per share (the “Common Stock”), of Monolithic Power Systems, Inc., a Delaware corporation (the “Company” or “MPS”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 11, 2020 at 10:00 a.m., Pacific Daylight Time, and at any adjournment or postponement thereof for the purpose of considering and acting upon the matters set forth herein.

This year’s Annual Meeting will be a virtual meeting. You will not be able to attend the meeting in person. Please follow the instructions carefully on how to access and attend the virtual meeting in the “Annual Meeting Attendance” section below.

Internet Availability of Proxy Materials

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Availability of Proxy Materials (the “Notice”) to our stockholders of record, and upon request, we will send a printed copy of the proxy materials and proxy card. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice. Stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. We intend to make this Proxy Statement available on the Internet at www.monolithicpower.com, and to mail the Notice or other proxy materials, as applicable, on or about May 1, 2020 to stockholders of record at the close of business on April 20, 2020 (the “Record Date”).

Record Date; Outstanding Shares

Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. These stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. On the Record Date, 44,715,000 shares of Common Stock were issued and outstanding. No shares of our Preferred Stock were issued and outstanding. For information regarding security ownership by management, directors, and beneficial owners of more than 5% of the Common Stock, see the section “Security Ownership of Certain Beneficial Owners and Management.”

Procedure for Submitting Stockholder Proposals

Requirements for stockholder proposals to be considered for inclusion in our proxy materials. Proposals of stockholders which are to be presented by such stockholders at our 2021 annual meeting of stockholders must meet the stockholder proposal requirements contained in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and must be received by us no later than December 31, 2020 in order that they may be included in the proxy statement and form of proxy relating to that meeting. Such stockholder proposals should be submitted to Monolithic Power Systems, Inc., 5808 Lake Washington Boulevard NE, Kirkland, Washington 98033, Attention: Corporate Secretary. No such stockholder proposals were received by us prior to the deadline for this year’s Annual Meeting.

Requirements for stockholder proposals to be brought before an annual meeting but not included in our proxy materials. If a stockholder wishes to present a proposal at our 2021 annual meeting of stockholders, and the proposal is not intended to be included in our proxy statement relating to that meeting, the stockholder must give advance notice to us prior to the deadline for such meeting as determined in accordance with our Amended and Restated Bylaws (the “Bylaws”) (which are attached as Exhibit 3.4 to our Form S-1/A Registration Statement filed with the SEC on November 15, 2004). Under our Bylaws, in order to be deemed properly presented, notice of proposed business must be delivered to or mailed and received by our Corporate Secretary at our principal executive office not fewer than 90 or more than 120 calendar days before the one-year anniversary of the date on which we first mailed the proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders (the “Notice Period”). As a result, the Notice Period for our 2021 annual meeting will begin on December 31, 2020 and end on January 30, 2021.  However, in the event the date of the 2021 annual meeting will be changed by more than 30 days from the date of this year’s meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of: (1) 90 calendar days in advance of the 2021 annual meeting and (2) 10 calendar days following the date on which public announcement of the date of the 2021 annual meeting is first made. A stockholder’s notice to our Corporate Secretary shall set forth as to each matter the stockholder proposes to bring before the 2021 annual meeting: (a) a brief description of the business desired to be brought before the 2021 annual meeting and the reasons for conducting such business at the 2021 annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business, (c) the class and number of shares of Common Stock that are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A of the 1934 Act, in his or her capacity as a proponent to a stockholder proposal. If a stockholder gives notice of such a proposal after the Notice Period, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2021 annual meeting.

Annual Meeting Attendance

Attendance:

After careful consideration, in light of the on-going developments related to the COVID-19 pandemic and governmental decrees that in-person gatherings be postponed or canceled, and in the best interests of public health and the health and safety of our stockholders, the Board and employees, the Annual Meeting will be held solely by remote communication. You will not be able to attend the meeting in person. Stockholders as of the close of business on the Record Date who duly registered to attend the Annual Meeting will be able to listen to the webcast, vote their shares and submit questions during the virtual meeting. Information to access the Annual Meeting is as follows:

Web address:	www.meetingcenter.io/227956165
Username:	Your 15-digit control number
Meeting password:	MPWR2020

We encourage you to access the Annual Meeting prior to the start time for the check-in.

Registration Process:

Stockholders of record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered, with respect to those shares, the stockholder of record. As a stockholder of record, you are already registered for the virtual meeting and will be able to listen to the webcast, vote and submit questions during the meeting. Questions pertinent to meeting matters and that are submitted in accordance with our rules of conduct for the Annual Meeting will be answered during the meeting, subject to applicable time constraints.

Beneficial owners. If you hold your shares through a broker, bank, trust or other nominee, you must register in advance in order to vote and submit questions during the virtual meeting. Alternatively, you may join the meeting as a guest and listen to the webcast without advance registration. As a guest, you will not be able to vote or submit questions during the meeting.

To register in advance, you must obtain a legal proxy from the broker, bank, trust or other nominee that holds your shares giving you the right to vote the shares. You must submit proof of the legal proxy reflecting our holdings, along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 2:00 p.m., Pacific Time, on June 5, 2020. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration can be made in the following methods:

By e-mail:	legalproxy@computershare.com
By mail:	Computershare
Monolithic Power Systems Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Voting

Voting prior to the Annual Meeting. If you are the record holder of your stock, you have three options for submitting your votes prior to the Annual Meeting:

●	by following the instructions for Internet voting printed on the Notice or your proxy card;

●	by using the telephone number printed on your proxy card; or

●	by completing the enclosed proxy card, signing and dating it and mailing it in the enclosed postage-prepaid envelope.

If you have Internet access, we encourage you to record your vote on the Internet. It is convenient, and it saves us significant postage and processing costs. In addition, when voting over the Internet or by telephone prior to the meeting date, your vote is recorded immediately, and there is no risk that postal delays will cause your vote to arrive late, and therefore not be counted. All shares entitled to vote and represented by properly executed proxy cards or properly granted proxies submitted electronically over the Internet or telephone received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions provided.  If no instructions are indicated, the shares represented by that proxy will be voted as recommended by the Board. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any matters other than the proposals described herein will be raised at the Annual Meeting.  If your shares are held in a stock brokerage account or by a bank, trust or other nominee, you will receive a notice from your broker, bank, trust or other nominee that includes instructions on how to vote your shares. Your broker, bank, trust or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to submit your voting instructions by telephone.

YOUR VOTE IS IMPORTANT.  You should submit your proxy even if you plan to attend the Annual Meeting.

Voting by attending the Annual Meeting. This year’s Annual Meeting will be a virtual meeting. Stockholders of record and beneficial owners as of the close of business on the Record Date who duly registered to attend the Annual Meeting will be able to listen to the webcast and vote their shares during the virtual meeting. Please follow the instructions carefully on how to access and attend the virtual meeting, and vote in the “Annual Meeting Attendance” section of this Proxy Statement.

Any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the Annual Meeting

Changing vote; Revocability of proxy. Any proxy given by a stockholder of record pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies submitted by stockholders of record may be revoked by:

●	filing a written notice of revocation bearing a later date than the previously submitted proxy which is received by our Corporate Secretary at or before the taking of the vote at the Annual Meeting;

●	duly executing a later dated proxy relating to the same shares and delivering it to our Corporate Secretary at or before the taking of the vote at the Annual Meeting;

●	submitting another proxy by telephone or via the Internet (your latest telephone or Internet voting instructions are followed); or

●	attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a previously submitted proxy).

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to Monolithic Power Systems, Inc., 5808 Lake Washington Boulevard NE, Kirkland, Washington 98033, Attention: Corporate Secretary, prior to the date of the Annual Meeting.

If you hold your shares through a broker, bank, trust or other nominee, you may change your vote by submitting new voting instructions to your broker, bank, trust or other nominee.

No Right of Appraisal

Neither Delaware law nor our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Expenses of Solicitation

We will bear all expenses of this solicitation, including the cost of preparing and mailing this solicitation material.  We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners.  Our directors, officers and employees may also solicit proxies in person or by telephone, letter, e-mail or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. If we hire a professional proxy solicitation firm, we expect our costs for such services would be approximately $10,000.

Quorum; Required Votes; Abstentions; Broker Non-Votes

Holders of a majority of the outstanding shares entitled to vote must be present at the Annual Meeting in order to have the required quorum for the transaction of business.  Stockholders are counted as present at the Annual Meeting if they: (1) are duly registered to attend and vote their shares at the virtual Annual Meeting, or (2) have properly submitted a proxy card by mail or voted by telephone or by using the Internet.  If the shares present at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

The required votes to approve the proposals to be considered at this Annual Meeting are as follows:

●

The affirmative vote of a plurality of the votes duly cast is required for the election of directors. As further described in Proposal One below, any nominee for director who receives a greater number of votes “Withheld” from his or her election than votes “For” his or her election will promptly tender his or her resignation to the Board following certification of the election results.

●

The affirmative vote of a majority of the shares of stock entitled to vote thereon which are present in person via attendance at the virtual Annual Meeting  or represented by proxy at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm.

●

The affirmative vote of a majority of the shares of stock entitled to vote thereon which are present in person via attendance at the virtual Annual Meeting or represented by proxy at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executive officers.  While this vote is advisory and not binding on us or our Board, the Board and Compensation Committee intend to take into account the outcome of the vote when considering future executive compensation arrangements.

●

The affirmative vote of a majority of the shares of stock entitled to vote thereon which are present in person via attendance at the virtual Annual Meeting or represented by proxy at the Annual Meeting is required to approve the Amended and Restated 2014 Equity Plan.

Under the General Corporation Law of the State of Delaware, both abstaining votes and broker non-votes are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting. An abstaining vote is not counted as a vote cast for the election of directors, but has the same effect as a vote cast against each of the other proposals requiring approval by a majority of the shares of stock entitled to vote thereon which are present in person via attendance at the virtual Annual Meeting or represented by proxy at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. A broker non-vote will have no effect on the outcome of the proposals. For purposes of ratifying our independent registered public accounting firm, brokers have discretionary authority to vote.

Stockholder List

A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at: 5808 Lake Washington Boulevard NE, Kirkland, Washington 98033 for the ten days prior to the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Classified Board of Directors; Nominees

The Board currently consists of six members. Under our Certificate of Incorporation and Bylaws, the Board has the authority to set the number of directors from time to time by resolution. In addition, our Certificate of Incorporation provides for a classified Board consisting of three classes of directors, each serving staggered three-year terms.  As a result, a portion of the Board will be elected each year for three-year terms.

Two Class I directors are to be elected to the Board at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Board’s nominees, Victor K. Lee and James C. Moyer. Mr. Lee and Mr. Moyer are standing for re-election to the Board. Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board to fill the vacancy. The term of office of each person elected as a Class I director will continue for three years or until his successor has been duly elected and qualified.  If elected, the term for Mr. Lee and Mr. Moyer will expire at the 2023 annual meeting of stockholders.

Our directors are elected by a “plurality” vote. The nominees for each of the two Board seats to be voted on at the Annual Meeting receiving the greatest number of votes cast will be elected. Abstentions and shares held by brokers that are not voted in the election of directors will have no effect. In addition, we have adopted a corporate governance policy requiring each director nominee to submit a resignation letter if more “Withheld” than “For” votes are received. See the section “Director Voting Policy” for more details on this policy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE PROPOSED NOMINEES.

Information Regarding Nominees and Other Directors

The following table summarizes certain information regarding the nominees and other directors:

Name	Age	Director Since	Principal Role
Michael Hsing	60	1997	Chairman of the Board, President and Chief Executive Officer
Herbert Chang (1)(2)(3)	58	1999	Lead Director
Eugen Elmiger (1)(3)	56	2012	Director
Victor K. Lee (2)	63	2006	Director / Nominee
James C. Moyer	77	1998	Director / Nominee
Jeff Zhou (1)(2)	65	2010	Director

(1)	Member of the Compensation Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Nominating and Governance Committee (the “Nominating Committee”).

Nominees for Class I Directors Whose Terms Will Expire in 2020

Victor K. Lee has served on our Board since September 2006. Mr. Lee was a member of the board of directors at MoSys, Inc., a fabless semiconductor company from June 2012 to June 2016. Mr. Lee served as Chief Financial Officer of Ambarella, Inc., a fabless semiconductor company, from August 2007 to March 2011. Mr. Lee holds a B.S. in Industrial Engineering and Operations Research and an M.B.A. from the University of California, Berkeley.

James C. Moyer has served on our Board since October 1998. Mr. Moyer is a retired business executive and served as our Chief Design Engineer from September 1997 to January 2016. Mr. Moyer holds a B.A.E.E. from Rice University.

Incumbent Class II Directors Whose Term Will Expire in 2021

Eugen Elmiger has served on our Board since October 2012. Mr. Elmiger currently serves as Chief Executive Officer of Maxon group, a leading advanced motion company, a position that he has held since January 2011. Mr. Elmiger holds a B.S. in Electrical Engineering from the Lucerne (Horw) University of Applied Science and Art.

Jeff Zhou has served on our Board since February 2010. Dr. Zhou is a retired business executive. Before his retirement, he served as Executive Vice Chairman of MiaSolé, which develops thin film solar technology, a position he held from 2018 to 2019. Dr. Zhou served as Chief Executive Officer of MiaSolé from 2013 to 2018. Before joining MiaSolé, Dr. Zhou was President of Hanergy Holding America, Inc., a developer and operator of solar power plants, from 2012 to 2013. Dr. Zhou also served as Executive Chairman of Alta Devices, a developer of flexible mobile power technology, from 2014 to 2015. Dr. Zhou holds a Ph.D. degree in Electrical Engineering from the University of Florida.

Incumbent Class III Directors Whose Term Will Expire in 2022

Michael Hsing has served on our Board and as our President and Chief Executive Officer since founding MPS in August 1997. Prior to founding MPS, Mr. Hsing was a Senior Silicon Technology Developer at several analog integrated circuits (“IC”) companies, where he developed and patented key technologies, which set new standards in the power electronics industry. Mr. Hsing is an inventor on numerous patents related to the process development of bipolar mixed-signal semiconductor manufacturing. Mr. Hsing holds a B.S.E.E. from the University of Florida.

Herbert Chang has served on our Board since September 1999. Since March 2014, Mr. Chang has been the general manager of Mutto Optronics Corporation, an OEM/ODM knife manufacturer listed on the Taiwan OTC. Mr. Chang was also a Managing Member of Growstar Associates, Ltd., which was the General Partner and the Fund Manager of VCFA Growth Partners , L.P. from 2007 to 2013 and was the Chief Executive Officer of C Squared Management Corporation. Mr. Chang’s companies focus on investing in companies in the semiconductor, telecommunications, networking software, and/or Internet industries. Mr. Chang was the President of InveStar Capital, Inc. from April 1996 until 2015 and serves on the board of directors of a number of private companies. Mr. Chang received a B.S. in geology from National Taiwan University and an M.B.A. from National Chiao Tung University in Taiwan.

There is no family relationship among any of our executive officers, directors and nominees.

Director Independence

The Board has determined that each of Herbert Chang, Eugen Elmiger, Victor K. Lee, James C. Moyer and Jeff Zhou are “independent” under the applicable listing standards of The NASDAQ Stock Market.

Director Qualifications

Our Board includes six members who are well-qualified to serve on the Board and represent our stockholders’ best interests. Our Board consists of directors who have the following characteristics:

1.	Possess a professional background that would enable the development of a deep understanding of our business;

2.	Bring diversity to the Board through their experiences in various industries, both domestically and internationally;

3.	Are independent thinkers and work well together;

4.	Have the ability to embrace our values and culture;

5.	Have high ethical standards;

6.	Possess sound business judgment and acumen; and

7.	Are willing to commit their time and resources necessary for the Board to effectively fulfill its responsibilities.

We believe that each of the director nominees and the rest of the directors possess these attributes. In addition, the directors bring to the Board a breadth of experience, including extensive financial and accounting expertise, public company board experience, knowledge of the semiconductor business and technology, broad global experience, and extensive operational and strategic planning experience in complex, high-growth global companies.

The following describes the key qualifications, business skills, experience and perspectives that each of our directors and director nominees brings to the Board, in addition to the general qualifications described above and described in their individual biographies:

Michael Hsing

Mr. Hsing, the co-founder of MPS, is a visionary in power management technology as well as a strong leader, motivator and successful entrepreneur. Mr. Hsing provides the Board with valuable insight into management’s perspective with respect to our operations, and he provides the Board with the most comprehensive view of our operational history. Under his leadership, we have experienced significant revenue growth and profitability. Since our initial public offering in 2004, stockholder value measured by market capitalization has increased significantly. Having worked in the semiconductor industry for over 30 years, Mr. Hsing’s experience and insight enable him to understand how to control costs effectively and maximize our technology advantages, which has helped fuel our growth and created value for our stockholders. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Hsing should serve as a director of MPS.

Herbert Chang

Mr. Chang has been a member of the Board since 1999, which gives him significant knowledge of our recent experiences and history. We also continue to benefit from the broad experience gained by Mr. Chang through his numerous successful investments in both public and private high-technology companies. Mr. Chang has served on several boards of the companies in which he has invested, which has given him significant leadership and oversight experience. In addition, through these board and investor responsibilities, Mr. Chang has developed a deep knowledge of our industry, our operations, and the accompanying complex financial transactions and controls necessary for us to succeed. Mr. Chang’s financial expertise has also helped the Board analyze significant complex financial transactions that we have considered from time to time. Mr. Chang also has very relevant international experience based on his educational background and work experience in the countries where we do business. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Chang should serve as a director of MPS.

Eugen Elmiger

Mr. Elmiger is a seasoned business executive with over 30 years of experience, including extensive international marketing, sales and product management expertise, executive board experience, knowledge of high-tech component business and technology, broad global experience and operational and strategic planning experience in complex, high-growth global companies. This experience allows him to contribute his valuable executive leadership talent and understanding of international business to Board deliberations. His industrial, medical and automotive background is a valuable asset to the Board as we expand our business in these markets. Mr. Elmiger’s appointment to the Board also allows him to bring a new perspective, new ideas and outlooks to the Board. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Elmiger should serve as a director of MPS.

Victor K. Lee

Mr. Lee is the audit committee financial expert on the Audit Committee of the Board. He has been the Chief Financial Officer at several public and private companies, and has worked in the semiconductor industry for over 30 years. Mr. Lee is familiar with not only the inner workings of the industry, but also has intimate knowledge of the financial issues that semiconductor companies often face. His experience has allowed him to understand the broad issues, in particular those affecting the financial and accounting aspects of our business, that the Board must consider and to make sound recommendations to management and the Board. Mr. Lee also provides the Board with valuable insight into financial management, disclosure issues and tax matters relevant to our business. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Lee should serve as a director of MPS.

James C. Moyer

Mr. Moyer is a technical expert in the design of analog semiconductors. As co-founder of MPS, Mr. Moyer is intimately familiar with us and our products. Mr. Moyer brings insight to the Board because of his cumulative experience gained as an engineer and technical leader in the semiconductor industry. This experience gives him a highly developed understanding of the needs and requirements of the analog market for our complex products and allows him as a director to lead us in the right direction in terms of strategy and business approach. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Moyer should serve as a director of MPS.

Dr. Jeff Zhou

Dr. Zhou is a senior business executive with over 30 years of industry experience at large, multi-national corporations with global footprints. Dr. Zhou has an extensive background in the global manufacturing and electronics industry. This experience allows him to contribute his valuable executive leadership talent and understanding of international business to Board deliberations. Dr. Zhou’s appointment to the Board also allows him to bring a new perspective, new ideas and new outlooks to the Board. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Dr. Zhou should serve as a director of MPS.

Board Leadership Structure

The Board currently consists of six members, five of which the Board has determined are independent. The Board has designated one of the independent directors, Mr. Chang, as the Lead Director because our President and Chief Executive Officer, Mr. Hsing, also serves as the Chairman of the Board. We believe that the number of independent, experienced directors that make up our Board, along with the independent oversight of our Lead Director, benefits us and our stockholders by providing a counterbalance to the management perspective provided by Mr. Hsing during Board deliberations.

We recognize that different board leadership structures may be appropriate for different companies. We believe that our current Board leadership structure is optimal for us. Our leadership structure demonstrates to our employees, suppliers, customers and other stakeholders that we are governed by strong, balanced leadership, with a single person setting the tone for the Board and management and having primary responsibility for managing our day-to-day operations. This message is increasingly important as we continue to seek to achieve business success through new product releases and gaining market share in our industry. At the same time, our leadership structure sends the message that we also value strong, independent oversight of our management operations and decisions in the form of our Lead Director. Further, having a single leader for both MPS and the Board eliminates the potential for strategic misalignment or duplication of efforts, and provides clear leadership for us.

As discussed above, the positions of Chairman of the Board, President and Chief Executive Officer are held by Mr. Hsing, and the Board has appointed a Lead Director, Mr. Chang.  Mr. Chang’s roles and responsibilities as the Lead Director include:

1.	Reviewing meeting agendas, schedules, and information sent to the Board;

2.	Retaining independent advisors on behalf of the Board, or committees, as the Board may determine is necessary or appropriate;

3.	Ensuring personal availability for consultation and communication with independent directors and with the Chairman of the Board, as appropriate;

4.	Performing such other functions as the independent directors may designate from time to time;

5.	Presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

6.	Serving as liaison between the Chairman and independent directors;

7.	Calling meetings of independent directors; and

8.	Ensuring that the Board is at least two-thirds independent and that key committees are independent.

Our independent directors meet in executive session during a portion of every regularly scheduled Board meeting, and otherwise as needed. Our Lead Director presides over meetings of our independent directors and we believe that these meetings help to ensure an appropriate level of independent scrutiny of the functioning of the Board.

Board Oversight of Risk

The Board is primarily responsible for the oversight of risks that could affect MPS. Our senior management team, which conducts our day-to-day risk management, is responsible for assisting the Board with its risk oversight function.  This oversight is conducted principally through committees of the Board, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risk. The Board satisfies its responsibility by requiring each committee chair to regularly report regarding the committee’s considerations and actions, as well as by requiring officers responsible for oversight of particular risks within MPS to submit regular reports. As these reports are submitted independent of review by Mr. Hsing, our President, Chief Executive Officer and the Chairman of the Board, the Board believes that its conduct of its risk oversight function has no impact on the Board’s leadership structure other than to reinforce the involvement of the Board in ongoing management of MPS.

In addition to requiring regular reporting from committees and officers, the Board also hears from third-party advisors in order to maintain oversight of risks that could affect us, including our independent auditors, outside counsel, compensation consultants and others. These advisors are consulted on a periodic basis, and as particular issues arise, in order to provide the Board with the benefit of independent expert advice and insights on specific risk-related matters.

At its regularly scheduled meetings, the Board also receives management updates on the business, including operational issues, financial results, and business outlook and strategy.

Our Audit Committee also assists the full Board in its oversight of risk by discussing with management our compliance with legal and regulatory requirements, our policies with respect to risk assessment and management of risks that may affect us, and our system of disclosure control and system of controls over financial reporting.  Risks related to our company-wide compensation programs are reviewed by our Compensation Committee. For more information on the Compensation Committee’s compensation risk assessment, see the section “Named Executive Officer Compensation – Compensation Risk Management.” Our Nominating Committee provides compliance oversight and reports to the full Board on compliance and makes recommendations to our Board on corporate governance matters, including director nominees, the determination of director independence, and board and committee structure and membership.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing us and that the Board leadership structure supports this approach.

Board Meetings and Committees

The Board held a total of four meetings during 2019, and all directors attended at least 75% of the meetings of the Board and the committees upon which such director served.

Audit Committee. The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act, which currently consists of three members: Herbert Chang, Victor K. Lee and Jeff Zhou. Mr. Lee is the chairman of the Audit Committee. This committee oversees our financial reporting process and procedures, is responsible for the appointment and terms of engagement of our independent registered public accounting firm, reviews our financial statements, and coordinates and approves the activities of our independent registered public accounting firm. The Board has determined that Mr. Lee is an “audit committee financial expert,” as defined under the rules of the SEC, and all members of the Audit Committee are “independent” in accordance with the applicable SEC regulations and the applicable listing standards of NASDAQ. The Audit Committee held four meetings during 2019. The Audit Committee acts pursuant to a written charter adopted by the Board, which is available in the “Investor Relations” section of our website at http://www.monolithicpower.com.

Compensation Committee. The Board has designated a Compensation Committee consisting of three members: Herbert Chang, Eugen Elmiger and Jeff Zhou. Mr. Zhou is the chairman of the Compensation Committee. This committee is responsible for providing oversight of our compensation policies, plans and benefits programs and assisting the Board in discharging its responsibilities relating to (a) oversight of the compensation of our Chief Executive Officer and other executive officers, and (b) approving and evaluating the executive officer compensation plans, policies and programs of MPS. The committee also assists the Board in administering our stock plans and employee stock purchase plan. All members of the Compensation Committee are “independent” in accordance with the applicable listing standards of NASDAQ. The Compensation Committee held four meetings during 2019. The Compensation Committee acts pursuant to a written charter adopted by the Board, which is available in the “Investor Relations” section of our website at http://www.monolithicpower.com.

Nominating Committee. The Board has designated a Nominating Committee consisting of two members: Herbert Chang and Eugen Elmiger.  Mr. Elmiger is the chairman of the Nominating Committee.  This committee is responsible for the development of general criteria regarding the qualifications and selection of Board members, recommending candidates for election to the Board, developing overall governance guidelines and overseeing the overall performance of the Board. All members of the Nominating Committee are “independent” in accordance with the applicable listing standards of NASDAQ. The Nominating Committee held four meetings in 2019. The Nominating Committee acts pursuant to a written charter adopted by the Board, which is available in the “Investor Relations” section of our website at http://www.monolithicpower.com.

The information contained on our website is not intended to be part of this Proxy Statement and is not incorporated by reference into this Proxy Statement.

Nomination Process

The Board has adopted guidelines for the identification, evaluation and nomination of candidates for director. The Nominating Committee considers the suitability of each candidate, including any candidates recommended by stockholders holding at least 5% of the outstanding shares of our voting securities continuously for at least 12 months prior to the date of the submission of the recommendation for nomination. If the Nominating Committee wishes to identify new independent director candidates for Board membership, it is authorized to retain and approve fees of third party executive search firms to help identify prospective director nominees.

In April 2018, in response to stockholders’ feedback, the Board considered and adopted an amendment to the Nominating Committee Charter (available in the “Investor Relations” section of our website at http://www.monolithicpower.com) on the evaluation of prospective candidates. In addition to the minimum qualifications the Nominating Committee has established for director nominees, the Nominating Committee will also consider whether the prospective nominee will foster a diversity of genders, backgrounds, skills, perspectives and experiences in the process of its evaluation of each prospective nominee. The Nominating Committee also focuses on skills, expertise or background that would complement the existing Board, recognizing that our businesses and operations are diverse and global in nature. While there are no specific minimum qualifications for director nominees, the ideal candidate should (a) exhibit independence, integrity, and qualifications that will increase overall Board effectiveness, and (b) meet other requirements as may be required by applicable rules, such as financial literacy or expertise for audit committee members. The Nominating Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.  After completing its review and evaluation of director candidates, the Nominating Committee recommends to the Board the director nominees for selection.

A stockholder that desires to recommend a candidate for election to the Board should direct such recommendation in writing to Monolithic Power Systems, Inc., 5808 Lake Washington Boulevard NE, Kirkland, Washington 98033, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and us within the last three years and evidence of the nominating person’s ownership of our stock.  Such stockholder nomination must be made pursuant to the notice provisions set forth in our Bylaws and for each proposed nominee who is not an incumbent director, the stockholder’s notice must set forth all of the information regarding such nominating person and proposed nominee set forth in our Bylaws.

Stockholder Communications

The Board has approved a Stockholder Communication Policy to provide a process by which stockholders may communicate directly with the Board or one or more of its members.  You may contact any of our directors by writing to them at c/o Monolithic Power Systems, Inc., 5808 Lake Washington Boulevard NE, Kirkland, Washington 98033, Attention: Corporate Secretary. Any stockholder communications that the Board is to receive will first go to the Corporate Secretary, who will log the date of receipt of the communication as well as the identity of the correspondent in our stockholder communications log. The Corporate Secretary will review, summarize and, if appropriate, draft a response to the communication in a timely manner. The Corporate Secretary will then forward copies of the stockholder communication to the Board member(s) (or specific Board member(s) if the communication is so addressed) for review, provided that such correspondence concerns the functions of the Board or its committees, or otherwise requires the attention of the Board or its members.

Attendance at Annual Meetings of Stockholders by the Board of Directors

We do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders. In 2019, no Board members attended the Annual Meeting.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct, which is applicable to our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions. The Code of Ethics and Business Conduct is available in the “Investor Relations – Corporate Governance” section of our website at http://www.monolithicpower.com. We will disclose on our website any amendment to the Code of Ethics and Business Conduct, as well as any waivers of the Code of Ethics and Business Conduct, that are required to be disclosed by the rules of the SEC or NASDAQ.

Director Voting Policy

The Board has adopted a director voting policy, which can be found in the “Investor Relations – Corporate Governance” section of our website at http://www.monolithicpower.com. The policy establishes that any director nominee who receives more “Withheld” votes than “For” votes in an uncontested election held in an annual meeting of stockholders shall promptly tender his or her resignation. The independent directors of the Board will then evaluate the relevant facts and circumstances and make a decision, within 90 days after the election, on whether to accept the tendered resignation. The Board will promptly publicly disclose its decision and, if applicable, the reasons for rejecting the tendered resignation.

2019 Director Compensation

Analysis of 2019 Compensation Elements

For 2019, the Board engaged Radford, an independent compensation consultant, to review the non-employee director compensation. In its analysis, Radford gathered the market data on the size and type of compensation paid by our industry peer group for 2019 (see the section “Named Executive Officer Compensation — Peer Group and Use of Peer Data for 2019” for more information on the selection of the peer group). Based on its review of the results of this market review and recommendations by Radford, the Board did not make any changes to the compensation for our non-employee directors for service in 2019, which is summarized as follows:

Fee Description	Amount
Annual board retainer fee	$50,000
Lead director fee	$18,000
Compensation Committee chairperson fee	$18,000
Compensation Committee membership fee (excluding chairperson)	$8,000
Nominating Committee chairperson fee	$13,500
Nominating Committee membership fee (excluding chairperson)	$6,000
Audit Committee chairperson fee	$25,000
Audit Committee membership fee (excluding chairperson)	$10,500
Initial restricted stock unit (“RSU”) grant to new directors	Number of RSUs equal to $175,000
Annual RSU grant to incumbent directors	Number of RSUs equal to $175,000

The initial grant of RSUs to new directors vest as to 50% of the underlying shares of Common Stock on each of the first and second anniversaries of the date of grant. The annual grant of RSUs to incumbent directors vests as to 100% of the underlying shares of Common Stock on the first anniversary of the date of the grant. All awards will become fully vested in the event of a change in control.

All of our non-employee directors are subject to stock ownership guidelines that are described below in the section “Named Executive Officer Compensation — Compensation Discussion and Analysis — Stock Ownership Guidelines.”

The following table sets forth the total compensation paid to each non-employee director for service in 2019. Mr. Hsing, who is our employee, does not receive additional compensation for his services as a director. Mr. Hsing’s compensation as a named executive officer is reflected in the section “Named Executive Officer Compensation — 2019 Summary Compensation Table.”

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
Herbert Chang	$92,500	$175,000	$267,500
Eugen Elmiger	$71,500	$175,000	$246,500
Victor K. Lee	$75,000	$175,000	$250,000
James C. Moyer	$50,000	$175,000	$225,000
Jeff Zhou	$78,500	$175,000	$253,500

(1)

Reflects the aggregate grant date fair value of the awards granted to each director in 2019, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718, which was calculated using the closing price of our Common Stock on the date of grant for such awards. Assumptions used in the calculation of these amounts are included in Note 1 and Note 8 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 28, 2020.

The following table summarizes the number of shares of our Common Stock that are subject to unvested awards held by each of the non-employee directors as of December 31, 2019:

Name	Stock Awards
Herbert Chang	1,339
Eugen Elmiger	1,339
Victor K. Lee	1,339
James C. Moyer	1,339
Jeff Zhou	1,339

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the year ending December 31, 2020.  Ernst & Young has served as our independent registered public accounting firm since March 18, 2019. Prior to March 18, 2019, Deloitte & Touche LLP (“Deloitte & Touche”) served as our independent registered public accounting firm.

Representatives of Ernst & Young are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.  Although ratification by stockholders is not required by law, the Board has determined that it is desirable to request ratification of this selection by the stockholders.  Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of us and our stockholders. If the stockholders do not ratify the appointment of Ernst & Young, the Audit Committee may reconsider its selection.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020.

Audit and Other Fees

The following table summarizes the fees for services provided by our independent registered public accounting firms for 2019 and 2018 (in thousands):

	FY 2019	FY 2018
	(Ernst & Young)	(Deloitte & Touche)
Audit fees	$1,099	$2,002
Audit-related fees	-	-
Tax fees	5	79
Total	$1,104	$2,081

Audit fees consist of fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in our quarterly reports and the audit of our internal control over financial reporting.

Audit fees also include services in connection with foreign statutory and regulatory filings, and audit and accounting matters that arise during, or as a result of, the audit or the review of interim financial statements, including the application of proposed accounting rules, statutory audits required by non-U.S. jurisdictions and the preparation of an annual “management letter” containing observations and discussions on internal control matters.

Audit-related fees represent assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." These services include accounting consultations in connection with attestation services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax fees represent professional services for federal, state and international tax compliance, tax advice and tax planning.

Pre-Approval of Audit and Non-Audit Services

The charter of our Audit Committee requires that the Audit Committee pre-approve all audit and non-audit services provided to us by our independent registered public accounting firm or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible. All such services for 2019 and 2018 were pre-approved by the Audit Committee.

Change in Independent Registered Public Accounting Firm

As previously reported in our Current Report on Form 8-K (the “Current Report”) dated March 22, 2019, following a comprehensive process, the Audit Committee dismissed Deloitte & Touche as our independent registered public accounting firm on March 18, 2019.

Deloitte & Touche’s reports on our consolidated financial statements as of and for the years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, the audit reports of Deloitte & Touche on the effectiveness of internal control over financial reporting as of December 31, 2018 and December 31, 2017 did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through March 18, 2019, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between us and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in their reports, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We provided Deloitte & Touche with a copy of the disclosures made in the Current Report. In addition, we requested that Deloitte & Touche furnish a letter addressed to the SEC stating whether or not it agreed with the statements made in the Current Report. A copy of Deloitte & Touche’s letter dated March 22, 2019 was attached as Exhibit 16.1 to the Current Report.

During the fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through March 18, 2019, neither we nor anyone acting on our behalf has consulted with Ernst & Young with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Ernst & Young concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

PROPOSAL THREE

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

As required under Section 14A of the Securities Exchange Act of 1934, we are asking stockholders to again cast an advisory (non-binding) vote on the following resolution at the Annual Meeting:

RESOLVED, that, on an advisory basis, the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and related narratives and descriptions of this Proxy Statement for the Annual Meeting, is hereby APPROVED.

This advisory vote, commonly known as a “say-on-pay” vote, gives our stockholders the opportunity to express their views about the compensation we paid to our named executive officers in the prior year, as described in this Proxy Statement.  Before stockholders vote on this proposal, they should review the Compensation Discussion and Analysis in this Proxy Statement and the tabular and narrative disclosure that follows it.  We currently conduct say-on-pay votes every year. The next say-on-pay vote is expected to occur at the 2021 annual meeting of stockholders.

We are committed to responsible compensation practices and structures. As described more fully in the Compensation Discussion and Analysis section of this Proxy Statement, the primary goal of our executive compensation program is the same as our goal for operating MPS — to create long-term value for our stockholders. To achieve this goal, we have regularly sought out the feedback of our major stockholders over the past several years to hear their suggestions on how we can better achieve our primary compensation goal. After taking their feedback into consideration, we have continued to update our compensation program for our named executive officers, implementing those recommendations of our stockholders that the Compensation Committee believes will help us create long-term value for our stockholders. We believe these annual reviews of our programs, in coordination with our conversations with our stockholders, allow us to motivate and reward our executives for sustained financial and operating performance and leadership excellence, to align their interests with those of our stockholders, and to encourage them to remain with us for long and productive careers.

Stockholders may vote “for” or “against” the resolution or abstain from voting on the resolution.  The affirmative vote of a majority of the shares of stock entitled to vote thereon which are present in person via attendance at the virtual Annual Meeting or represented by proxy at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executive officers. The result of the say-on-pay vote will not be binding on us, the Board or the Compensation Committee.  However, we value the views of the stockholders. The Board and the Compensation Committee will review the results of the vote and expect to take them into consideration in addressing future compensation policies and decisions.

FOR THESE REASONS, THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND RELATED NARRATIVES AND DESCRIPTIONS OF THIS PROXY STATEMENT FOR THE ANNUAL MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date on April 20, 2020, information relating to the beneficial ownership of our Common Stock or securities exchangeable into our Common Stock by: (i) each person known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of our Common Stock, (ii) each director (or nominee), (iii) each of the named executive officers in the 2019 Summary Compensation Table, and (iv) all directors and named executive officers as a group.

Unless otherwise indicated, the address of each beneficial owner listed below is Monolithic Power Systems, Inc. at 5808 Lake Washington Boulevard NE, Kirkland, WA 98033.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned (1)

Named Executive Officers and Directors:
Michael Hsing (2)	608,159	1%
James C. Moyer (3)	400,131	1%
Maurice Sciammas (4)	184,961	*
Deming Xiao (5)	46,658	*
Saria Tseng (6)	57,953	*
Bernie Blegen (7)	37,230	*
Herbert Chang (8)	11,750	*
Eugen Elmiger (9)	17,937	*
Victor K. Lee (10)	27,291	*
Jeff Zhou (11)	14,711	*
Total (12)	1,406,781	3%

5% Stockholders:
BlackRock, Inc. (13)	4,585,196	10%
The Vanguard Group (14)	3,838,037	9%

* Represents beneficial ownership of less than 1%.

(1)

Based on 44,715,000 shares of our Common Stock outstanding as of the Record Date on April 20, 2020.  Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, RSUs held by that person that are subject to release within 60 days of April 20, 2020 are considered to be outstanding and beneficially owned by such person. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)

Includes (i) 412,152 shares held of record by Michael Hsing, (ii) 133,040 shares held of record by Michael Hsing, Trustee of the Michael Hsing 2004 Trust, (iii) 29,000 shares held of record by the Hsing Family Foundation, and (iv) 33,967 shares underlying RSUs scheduled to release within 60 days of April 20, 2020.

(3)	Includes (i) 328,308 shares held of record by James C. Moyer, and (ii) 71,823 shares held in the Moyer Family Revocable Trust.

(4)

Includes (i) 160,388 shares held of record by Maurice Sciammas, (ii) 15,246 shares held of record by Maurice Sciammas and Christina Sciammas, Co-Trustees of the Sciammas Family Living Trust, and (iii) 9,327 shares underlying RSUs scheduled to release within 60 days of April 20, 2020.

(5)

Includes (i) 36,876 shares held of record by Deming Xiao, (ii) 455 shares owned by Julia Chu, Mr. Xiao’s wife, and (iii) 9,327 shares underlying RSUs scheduled to release within 60 days of April 20, 2020.

(6)	Includes (i) 48,626 shares held of record by Saria Tseng, and (ii) 9,327 shares underlying RSUs scheduled to release within 60 days of April 20, 2020.

(7)	Includes (i) 31,731 shares held of record by Bernie Blegen, and (ii) 5,499 shares underlying RSUs scheduled to release within 60 days of April 20, 2020.

(8)	Includes 11,750 shares held of record by Herbert Chang.

(9)	Includes 17,937 shares held of record by Eugen Elmiger.

(10)	Includes 27,291 shares held of record by Victor K. Lee.

(11)	Includes 14,711 shares held of record by Jeff Zhou.

(12)	As a group, includes 67,447 shares underlying RSUs scheduled to release within 60 days of April 20, 2020.

(13)

Pursuant to a Schedule 13G/A filed with the SEC on February 4, 2020, BlackRock, Inc. beneficially owns 4,585,196 shares, and has sole voting power over 4,425,529 shares and sole dispositive power over 4,585,196 shares. BlackRock, Inc. lists its address as 55 East 52nd Street, New York, NY 10055.

(14)

Pursuant to a Schedule 13G/A filed with the SEC on February 12, 2020, the Vanguard Group beneficially owns 3,838,037 shares, and has sole voting power over 23,583 shares, shared voting power over 8,665 shares, sole dispositive power over 3,810,884 shares and shared dispositive power over 27,153 shares. The Vanguard Group lists its address as 100 Vanguard Blvd., Malvern, PA 19355.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and regulations of the SEC thereunder require our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of initial ownership and changes in ownership with the SEC.  Based solely on our review of copies of such forms received by us, or on written representations from certain reporting persons that no other reports were required for such persons, we believe that, during 2019, all of the Section 16(a) filing requirements applicable to our executive officers, directors and 10% stockholders were made on a timely basis.

Certain Relationships and Related Transactions

We have a written policy on related party transactions, as defined in our Code of Ethics and Business Conduct and the Audit Committee Charter. In accordance with our Code of Ethics and Business Conduct, it is the responsibility of our employees and directors to disclose any significant financial interest in a transaction between us and a third party, including an indirect interest, through, for example, a relative or significant other. It is also the responsibility of our Audit Committee, as described in the Audit Committee Charter, to review on an ongoing basis all related party transactions and approve these transactions before they are entered into.

For 2019, we did not enter into any transactions with related persons that are required to be disclosed under Item 404(a) of Regulation S-K.

NAMED EXECUTIVE OFFICER COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes our compensation philosophy and programs, compensation decisions made under those programs, and factors considered in making these decisions for our “named executive officers” (“NEOs”) who, for 2019, were:

●	Michael Hsing, Chief Executive Officer, President and Chairman of the Board;

●	Bernie Blegen, Chief Financial Officer;

●	Deming Xiao, President of Asia Operations;

●	Maurice Sciammas, Senior Vice President, Worldwide Sales and Marketing; and

●	Saria Tseng, Vice President, Strategic Corporate Development, General Counsel and Corporate Secretary.

For further information regarding each current NEO’s professional background, please refer to the section “Information About Executive Officers” under Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 28, 2020.

Executive Summary

Compensation Philosophy

The primary objective in designing our compensation program for our NEOs is the same as the primary objective for operating MPS — to create long-term value for our stockholders. To achieve this goal, we have designed and implemented our compensation programs for our NEOs to:

●	Motivate and reward them for sustained financial and operating performance and leadership excellence;

●	Align their interests with those of our stockholders;

●	Encourage our NEOs to focus on achieving both short-term goals as well as long-term developmental goals; and

●	Encourage our NEOs to remain with us for long and productive careers.

Each one of our executive compensation elements fulfills one or more of our performance, alignment and retention objectives. These elements primarily consist of salary, long-term equity awards and short-term cash incentive compensation, as well as severance benefits and broad-based employee benefits. In deciding on the type and amount of compensation for each executive, we focus on both current pay and the opportunity for future compensation. We believe that maintaining a balance of short-term and long-term compensation elements encourages decision-making that optimizes short-term results and, at the same time, advances our long-term goals. We combine the compensation elements for each NEO in a manner we believe optimizes the executive’s overall contribution to us and our stockholders.

Our Compensation Practices Are Built on Stockholder Feedback and Requests

At the 2019 Annual Meeting of Stockholders, approximately 99% of the votes cast by 96% of our stockholders were in favor of our executive compensation program. At the 2018 Annual Meeting of Stockholders, approximately 97% of the votes cast by 96% of our stockholders were in favor of our executive compensation program. At the 2017 Annual Meeting of Stockholders, approximately 98% of the votes cast by 95% of our stockholders were in favor of our executive compensation program. While these say-on-pay votes are only advisory and not binding on us, the Compensation Committee discusses the vote results each year with our independent compensation consultant.

Our management team continued the practice of reaching out to our most significant stockholders from time to time to discuss how those stockholders view our executive compensation program, and what kind of changes they would like to see implemented in future years. Based on the overwhelming multi-year support by the stockholders in favor of our pay-for-performance compensation structure, the Compensation Committee decided to continue to grant equity awards based on performance conditions under the executive compensation program in 2019. In the past several years, we have continued to improve our executive compensation policies and programs, incorporating the suggestions of our stockholders. We believe these improvements, as highlighted below, have supported our financial and strategic successes in the last several years.

1.

Commitment to short-term profit-based cash incentives, mid-term performance-based equity awards, long-term market-based equity awards, and alignment of executive compensation with stockholder interests.

A.

In 2019, 100% of the bonus earned by the NEOs was tied to specific, pre-established non-GAAP operating income metrics.

In 2019, 100% of the total equity awards granted to our NEOs were tied to the achievement of performance conditions. We granted performance-based restricted stock units (“PSUs”) based on achievement of an average revenue growth rate as measured against the analog industry’s average revenue growth rate over the two-year performance period of 2019 and 2020. No stock awards were granted to the NEOs solely based on continued service.

B.	Our executive compensation program is designed to align our executives’ short-, mid- and long-term interests to those of our stockholders. For example:

●

In 2013, we granted market-based restricted stock units (“MSUs”) to our NEOs that contained price hurdles requiring sustained increases in our stock price with a five-year performance period and a ten-year vesting period.

●

In 2015, we granted market and performance-based restricted stock units (“MPSUs”) to our NEOs that combined operating goals and price hurdles requiring sustained increases in our stock price with a four-year performance and vesting period.

●	In 2018, we granted MSUs to our NEOs that contained price hurdles requiring sustained increases in our stock price with a five-year performance and vesting period.

●	Since 2014, we have granted PSUs to our NEOs that require significant outperformance against our peers in sustained revenue growth with a two-year performance period and a four-year vesting period.

We believe the significant increase in our stock price and year-over-year outperformance in revenue growth in the past several years demonstrate the effectiveness of our performance-based compensation program in motivating our NEOs to build a sustainable business model and to focus on long-term value creation for our stockholders.

Stock Performance:

Our one-year total stockholder return was approximately 55% and our three-year total stockholder return was approximately 124%, as shown in the graphs below in comparison to our peer group and the PHLX semiconductor sector index:

(1)	Represents our 2019 peer group approved by the Compensation Committee. See the section “Peer Group and Use of Peer Data for 2019” for further discussion.

Market Capitalization:

Our strong financial performance in the past several years has led to a significant increase in our market capitalization, surpassing $7 billion in 2019. Because a significant portion of our NEOs’ total compensation in the past several years has been in the form of market-based stock units with stock price performance components, the value of our NEOs’ compensation is closely tied to our market performance. The following table illustrates our CEO’s compensation (as reported in the 2019 Summary Compensation Table) compared to our market capitalization in the past three years:

2.	Capping payouts under our non-equity incentive plans.

Our Compensation Committee has capped maximum payouts under our annual non-equity incentive plans at 250% of target for the CEO and the remaining NEOs.

3.	Selection of performance goals.

In the past several years, our stockholders indicated a preference for the use of different performance metrics across plans, so that not all performance-based plans relied on the same metric. In addition, our stockholders told us they wanted to see a greater connection between stock price performance and executive compensation. Therefore, we use non-GAAP operating income for our short-term cash incentive plan, and, to balance that metric, a mix of revenue, stock price performance and operating goals for our long-term performance equity incentive plan. By using a non-GAAP operating income metric in our short-term incentive plan and various performance and stock price appreciation metrics in our long-term incentive plan, we can reward our executives for achieving our short-term financial objectives while at the same time planning for long-term growth, without encouraging excessive risk taking.

The following table shows the three-year history of our performance in revenue, GAAP operating income and non-GAAP operating income, which demonstrates a balance of our overall financial health, compared to our CEO’s total compensation:

(1)	The reconciliation of the GAAP operating income to the non-GAAP operating income and related disclosures are provided in Annexure A.

4.	Clawback policy.

In 2011, we heard investors tell us that compensation recovery policies, or clawbacks, were a best practice and should be adopted. In February 2012, we adopted our Compensation Recoupment Policy, which permits the Board to recoup any excess performance-based cash compensation paid to key members of our executive team if the financial results on which the performance-based compensation awards were based are restated due to fraud or intentional misconduct by the executive.

5.	Stock ownership guidelines.

In 2011, we heard investors tell us that board members and officers should have ownership interests that are aligned with stockholders, and encouraged us to adopt stock ownership guidelines. In 2012, we adopted significant stock ownership guidelines for our NEOs and directors, requiring ownership levels by our officers of two to five times of base salary, and by our directors of two times of annual retainer. In 2016, we amended the stock ownership guideline by increasing the required levels for our directors from two times to three times of annual retainer.

6.	Tax gross-ups.

Since 2008, we have not adopted any new employment agreements (or modified any existing employment agreements) to provide for tax gross-ups to our officers.

7.	Responsible share ownership.

We have adopted a policy prohibiting our directors, officers (including our NEOs), and other employees from engaging in certain hedging and monetization transactions with respect to our stock that they hold without prior Board approval. The policy also prohibits our directors and officers (including our NEOs) from engaging in any short sales of our stock.

In summary, we regularly engage with our stockholders to exchange ideas on our existing executive compensation programs and potential future programs. We listen to their feedback and carefully consider it. Our engagement with stockholders does not begin and end with the say-on-pay vote – that vote is just one part of a larger dialogue and partnership we have with our investors.

2019 Financial and Business Performance Highlights

As noted above, the Compensation Committee has focused our executives on accountability in revenue, operating income and earnings, as well as maximizing stockholder return through the structure of our executive compensation program. Despite a significant downturn experienced by the semiconductor industry in 2019, we achieved record results in revenue and other key financial metrics on a non-GAAP basis. Our financial results are summarized as follows (in millions, except per-share amounts and percentages):

	GAAP			Non-GAAP (1)
	FY 2019	FY 2018	Change	FY 2019	FY 2018	Change
Revenue	$627.9	$582.4	8%	$627.9	$582.4	8%
Operating income	$102.6	$113.5	(10)%	$185.4	$174.3	6%
Net income	$108.8	$105.3	3%	$177.7	$166.8	7%
Diluted EPS	$2.38	$2.36	1%	$3.88	$3.74	4%

(1)	The reconciliation of the GAAP financial measures to the non-GAAP financial measures and related disclosures are provided in Annexure A.

Our revenue growth rate of 8% in 2019 outperformed the analog industry’s negative 8% reported by the Semiconductor Industry Association (the “SIA”). We also achieved significant success in our targeted end markets in 2019 as follows:

●	Automotive sales grew 13% from prior year primarily driven by increased sales of products for infotainment, safety and connectivity applications.

●	Computing and storage sales grew 19% from prior year primarily due to strong sales growth for cloud computing and high-end notebooks.

●	Industrial sales grew 12% from prior year primarily fueled by product sales for applications in power sources, security and industrial meters.

●	Communications sales grew 20% from prior year primarily due to initial ramping of 5G infrastructure sales.

Cash Dividends:

In February 2019, our Board of Directors approved an increase in our quarterly cash dividends to $0.40 per share and we paid a total of $67.3 million of dividends to our stockholders in 2019. In February 2020, our Board of Directors approved an increase in our quarterly cash dividends to $0.50 per share.

The Roles of the Compensation Committee and Our Officers in Setting Compensation

The Compensation Committee, which is comprised solely of independent directors, has primary responsibility for overseeing the design, development and implementation of the compensation program for our CEO and other NEOs. The Compensation Committee Charter, which is available in the “Investor Relations” section of our website at http://www.monolithicpower.com, was originally adopted on October 26, 2007, and is updated periodically. Pursuant to the Compensation Committee Charter, the Compensation Committee reviews and approves the compensation arrangements for our NEOs, including the CEO, and administers our equity compensation plans. The Compensation Committee meets at least once a quarter.  In 2019, the Compensation Committee met four times.

The Compensation Committee reviews the performance of each officer taking into account the evaluations provided by the CEO for all officers other than himself. The Compensation Committee makes the final determination of performance achievement for each officer. The CEO, Chief Financial Officer and General Counsel present information to the Compensation Committee as requested from time to time, including financial results, future budget information, business operations and legal developments. The Compensation Committee regularly meets in closed sessions without the CEO or other management personnel present. Our officers also provide information to the Compensation Committee’s independent compensation consultant, if requested to do so, to help the consultant perform its duties for the Compensation Committee. Our officers are responsible for implementing the decisions made by the Compensation Committee.

Compensation Consultants

In 2019, the Compensation Committee engaged Radford as the compensation consultant with respect to our non-employee director and executive compensation programs. Radford did not perform any other work for us. In 2019, the Compensation Committee assessed the independence of Radford pursuant to SEC rules and concluded that no conflict of interest exists that would prevent them from serving as independent consultant to the Compensation Committee for 2019.

In 2019, the Compensation Committee requested and received the following services from Radford: (1) updates on evolving compensation trends, (2) recommendations for additions or deletions to the peer group used for 2019, (3) compensation data for officers and directors (gathered from public filings for our peers and broader surveys), and (4) general advice on analyzing and responding to stockholder feedback on our compensation programs.

Peer Group and Use of Peer Data for 2019

In February 2019, Radford reviewed the peer group of companies selected by management and recommended that the industry peer group continue to be determined by reference to publicly traded companies in the semiconductor industry with revenue primarily between 50% and 300% of our revenue for the most recent four quarters.  In addition, Radford took into account that the market capitalization should be in similar range of us primarily from 50% to 200%. Guided by this set of parameters, and taking into account the recommendations of Radford, management proposed the following peer group, which was reviewed and approved by the Compensation Committee.  The peer group consisted of the following companies:

Ambarella, Inc.	Power Integrations, Inc.
Cree, Inc.	Rambus Inc.
Cypress Semiconductor Corporation	Semtech Corporation
MACOM Technology Solutions Holdings, Inc.	Silicon Laboratories, Inc.
Mellanox Technologies, Ltd.	Synaptics Incorporated
MKS Instruments, Inc.	Teradyne, Inc.
ON Semiconductor Corporation	Xperi Corporation

We removed Integrated Device Technology, Inc. from the peer group for 2019 because it was acquired during the year. In addition, we added Rambus Inc. and Xperi Corporation to our peer group for 2019.

NEO Compensation Components

The table below summarizes the core elements, objectives and key features of our 2019 compensation program for our NEOs:

Compensation Components	Objectives	Key Features
Base salary	Designed to reward individual effort associated with job-related duties and to attract and retain talented executive officers.	● Paid in cash. ● Reviewed annually.
Short-term cash incentive compensation	Designed to encourage outstanding MPS performance by motivating the NEOs to achieve short-term financial goals.	● Paid in cash. ● 100% of the compensation is subject to corporate performance goals. ● Maximum payouts at 250% of target. ● Subject to clawback policy.
Long-term incentive compensation	Designed to align the interests of our executives with the interests of the stockholders by focusing on our long-term revenue growth compared to the industry.

  ●   100% of the awards is subject to performance conditions.

  ●   Maximum payouts at 300% of target.

  ●   Awards contain a purchase price feature, which requires the NEOs to pay MPS $30 per share upon vesting of the shares.

Dividend equivalents	Designed to treat equity award holders equally with stockholders under our dividend program.

  ●   Equal to the dividend declared and paid on a share of Common Stock.

  ●   Accumulate during the vesting period of the underlying equity awards.

  ●   Subject to forfeiture if the underlying equity awards do not vest.

  ●   Paid in cash.

Analysis of 2019 Compensation Elements

Base Salaries:

We provide base salary as a stable source of compensation for the NEOs’ day-to-day duties, and seek to set base salaries at levels that will attract and retain talented executive officers. To attract and retain talent, we have to understand the levels of salary offered by our peers. Accordingly, our Compensation Committee considers peer data as one key factor in reviewing base salary each year. Our Compensation Committee also considers each individual executive’s role and the scope of his or her responsibilities, the executive’s experience, his or her tenure with us, and size of recent salary changes. For 2019, our Compensation Committee considered all of these factors and approved the following salaries for our NEOs:

Name	FY 2019	FY 2018	Change
Michael Hsing	$650,000	$650,000	0%
Bernie Blegen	$320,000	$300,000	7%
Deming Xiao	$340,000	$340,000	0%
Maurice Sciammas	$340,000	$340,000	0%
Saria Tseng	$340,000	$340,000	0%

In 2019, based on the recommendation of the compensation consultant, the Compensation Committee approved an increase of Mr. Blegen’s base salary to better align his pay with our peer group.

Short-Term Cash Incentive Compensation:

We provide a short-term cash incentive opportunity to each of our NEOs to encourage them to achieve our corporate short-term operating income goals. Consistent with 2018, the Compensation Committee used non-GAAP operating income as the sole corporate performance metric in 2019 for determining the short-term cash incentive compensation.  The Compensation Committee believed that non-GAAP operating income would best reflect our short-term performance.  See Annexure A for a reconciliation of the GAAP operating income to the non-GAAP operating income used in the short-term cash incentive plan.

100% of the short-term cash incentives were tied to a specific, pre-established non-GAAP operating income metric for all the NEOs. Our CEO’s target bonus was 100% of his annual base salary. The remaining NEOs’ target bonus was 80% of their annual base salary. For 2019, our non-GAAP operating income target was $181.6 million as established in the annual operating plan approved by the Board. Achievement of 120% of the non-GAAP operating income target would result in the maximum 250% bonus payout for each NEO, achievement of 100% of the non-GAAP operating income target would result in the 100% bonus payout, and performance below 80% of the non-GAAP operating income target would result in no bonus payout. For performance between the minimum, target and maximum level, the percentage of payout would be determined based on a linear interpolation.

For 2019, we achieved non-GAAP operating income of $187.8 million (see Annexure A), which was equal to a payout of 117.1% of the target bonus for each NEO. The following table summarizes the bonus payout approved by the Compensation Committee for our NEOs:

	Bonus Amount
Name	Minimum	Target	Maximum	Earned
Michael Hsing	$-	$650,000	$1,625,000	$761,269
Bernie Blegen	$-	$256,000	$640,000	$299,823
Deming Xiao	$-	$272,000	$680,000	$318,562
Maurice Sciammas	$-	$272,000	$680,000	$318,562
Saria Tseng	$-	$272,000	$680,000	$318,562

Long-Term Equity Incentive Compensation:

We provide long-term equity compensation awards to reward and retain our valued executives, to help us effectively compete for executives who can strategically position us for future growth and financial success, and to encourage our executives to focus on achieving long-term development goals for the future.

In determining the number of long-term equity compensation awards granted to each of the NEOs, the Compensation Committee establishes the aggregate value of such awards to be granted as a multiple of each NEO’s target cash compensation. The Compensation Committee believes these multiples properly reflect the relative position and responsibility of each NEO as well as the officer’s ability to develop the vision, drive the strategy and effect certain cost savings for us.

Over the past several years, we have regularly engaged with our stockholders to take into account their opinions in setting performance metrics. In response to investor feedback and to align the NEOs’ long-term compensation with our performance and stockholders’ interests, the Compensation Committee decided that 100% of the equity compensation awards granted to our NEOs in 2019 would vest based on the achievement of performance-based criteria. No equity awards were granted to our NEOs in 2019 that would vest solely based on continued service.

In February 2019, the Compensation Committee granted the NEOs a target dollar value of long-term equity compensation awards which included PSUs based on revenue achievement as measured against the performance of the analog industry over a two-year period, with a total vesting period of four years. The following table summarizes the number of shares subject to the 2019 PSUs that can be earned by the NEOs at the minimum, target and maximum performance levels. The number of shares earned will be linearly interpolated for actual achievement between the minimum, target and maximum performance levels.

	Number of Shares
Name	Minimum	Target	Maximum
Michael Hsing	-	77,481	232,443
Bernie Blegen	-	13,732	41,196
Deming Xiao	-	20,062	60,186
Maurice Sciammas	-	20,062	60,186
Saria Tseng	-	20,062	60,186

The PSUs contain a purchase price feature, which requires the NEOs to pay MPS $30 per share upon vesting of the shares. Shares that do not vest will not be subject to the purchase price payment to MPS. The target number of shares granted to each NEO was determined based on the target dollar value for such PSUs, divided by our closing stock price on the date of grant less the purchase price.

A Balanced Approach to Our Equity Compensation Program:

Our Compensation Committee is committed to establish a balanced equity compensation program with medium-term and long-term performance periods, by overlapping a revenue-based PSU program over a two-year performance period and a long-term stock-based MSU award over a longer performance period. The Compensation Committee determined that two years is the most optimal performance period for the revenue-based PSU awards because of the cyclical nature of the semiconductor industry. A revenue-based performance period that is longer than two years is difficult for the Compensation Committee to determine the appropriate performance goals due to the volatility from macro-economic and industry-specific conditions. Accordingly, for 2019, the Compensation Committee set a two-year (2019 and 2020) revenue-based performance period to grant each NEO a target number of PSUs. The Compensation Committee did not grant a new MSU award because an MSU program based on the achievement of five stock price hurdles over a five-year performance period was already in place in 2018.

PSUs:

For 2019, the number of PSUs that can ultimately be earned at the end of the two-year performance period on December 31, 2020 is based on the average two-year revenue growth rate as measured against the average two-year revenue growth rate for the analog industry published by the SIA. In selecting the minimum, target and maximum performance levels, the Compensation Committee carefully considered our historical and projected performance and the fundamentals of the analog industry at that time. The Compensation Committee took into account SIA’s projections for the anticipated revenue growth in the analog industry for the two-year performance period. Instead of benchmarking against the broad semiconductor sector, the Compensation Committee elected to focus solely on the analog industry in setting the performance objectives, which are measured against our closest and most relevant peers within the semiconductor sector. In addition, the Compensation Committee chose the revenue projections reported by SIA as a baseline because the SIA report is well-respected in the semiconductor industry and used by Wall Street financial analysts in preparing their analyses, forecasts and recommendations.

Based on the Compensation Committee's evaluation, the performance criteria and the minimum, target and maximum levels of the PSUs that can be earned are as follows:

MPS's Average Two-Year Revenue
Growth Rate Exceeds the Analog Industry by:	Percentage of PSU Earn-Out
less than 3%	0%
3%	50% of Target
5%	100% of Target
15% and above	300% of Target

The two-year performance period provides a long-term incentive for our NEOs through overlapping cycles so that each year of performance is equally critical as we work toward meeting our two-year goals. The Compensation Committee believes the revenue goals are challenging and that performance metrics measured relative to our peers will provide objectivity when setting long-term goals while minimizing uncertainties caused by external economic factors that are beyond our control.

At the end of the performance period on December 31, 2020 and upon certification of performance by the Compensation Committee, 50% of the actual award earned will become vested in February 2021, and the remaining 50% vest quarterly over the following two years thereafter, for a total vesting period of four years, subject to continued employment. The NEOs will be required to pay MPS $30 per share upon vesting of the shares.

Dividend Equivalents. In connection with our quarterly cash dividend program, all outstanding and unvested time and performance-based full value awards granted to employees, including the NEOs, have the right to receive dividend equivalents in order to maintain the economic alignment between the value of such awards and the value of a share of our Common Stock. The dividend equivalents are accumulated during the vesting periods of the shares underlying such awards and are paid in cash to employees only if and when the underlying shares vest. Dividend equivalents accrued on the underlying shares are forfeited if the employees do not fulfill their service requirement during the vesting periods. Dividend equivalents paid to the NEOs in 2019 are included in the section “2019 Option Exercises and Stock Vested” below.

Certifications of Prior-Year Performance-Based Awards

As previously disclosed in our proxy statement for the 2019 Annual Meeting of Stockholders, the Compensation Committee granted each NEO a PSU award in February 2018 that could be earned based on the average two-year (2018 and 2019) revenue growth rate as measured against the average two-year revenue growth rate for the analog industry published by the SIA. The PSU award consisted of a target award, as well as a maximum award equal to 300% of the target grant. The actual results at the end of the two-year performance period on December 31, 2019, as approved by the Compensation Committee, were as follows:

MPS's Average Two-Year Revenue
Growth Rate Exceeds the Analog Industry by:			Percentage of
Target	Maximum	Actual Achievement	PSU Earn-Out
5%	15% and above	14.5%	296.7%

The following table shows the actual shares earned under the program for the NEOs:

Name	Earned
Michael Hsing	289,250
Bernie Blegen	44,055
Deming Xiao	74,894
Maurice Sciammas	74,894
Saria Tseng	74,894

50% of the awards earned will vest in February 2020, with the remaining 50% vesting quarterly over the following two years through February 2022, for a total vesting period of four years, subject to continued employment. The NEOs are required to pay MPS a purchase price of $30 per share upon vesting of the actual awards earned.

In addition, as previously disclosed in our proxy statement for the 2019 Annual Meeting of Stockholders, the Compensation Committee granted each NEO an MSU award in October 2018. The MSU award opportunity consisted of a target award, as well as a maximum award equal to 500% of the target grant based on the achievement of five MPS stock price hurdles ranging from $140 to $172 during a four-year performance period. During 2019, we achieved all of the five stock price hurdles, which were approved by the Compensation Committee. The table below shows the actual shares earned under the program for the NEOs:

Name	Earned
Michael Hsing	108,000
Bernie Blegen	48,000
Deming Xiao	48,000
Maurice Sciammas	48,000
Saria Tseng	48,000

The awards will fully vest on January 1, 2024, subject to continued employment. In addition, the Compensation Committee imposed a post-vesting holding period which prohibits the sale of a portion of the vested shares for up to an additional two years.

Broad-Based Benefits

Our NEOs are eligible to participate in our broad-based employee benefit programs on the same terms offered to our employees. These benefit programs include the Employee Stock Purchase Plan, medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, and health and dependent care flexible spending accounts.  We do not provide pension arrangements or post-retirement health coverage for our NEOs or other employees. In addition, we do not provide contributions on the 401(k) plan or the deferred compensation plan for our NEOs or other employees.

Severance and Change in Control Arrangements

We offer severance benefits to our NEOs, including severance in connection with a change in control of MPS. In general, severance does not exceed six to twelve months of base salary, target bonus and other benefits, and is conditioned on a release of claims and compliance with ongoing obligations. We believe these modest benefits balance the costs to MPS with the retention benefits that are commonly understood to come from offering severance and change in control benefits. For all change in control arrangements, the NEO is entitled to benefits if his or her employment is terminated without cause or if he or she leaves for good reason within one year following a change in control. This approach is commonly referred to as a “double-trigger” arrangement and is favored by many institutional investors and their advisors. We believe the size and conditions to receipt of these severance benefits are consistent with market practices. These arrangements are discussed in more detail in the section “Named Executive Officer Compensation — Potential Payments Upon Termination or Termination Upon Change in Control.”

Stock Ownership Guidelines

In February 2012, the Board established stock ownership guidelines for our NEOs and directors. These guidelines reinforce the importance of aligning the interests of our NEOs and directors with the interests of our stockholders.

For the NEOs, the guidelines are determined as a multiple of each NEO’s base salary, and then converted to a fixed number of shares. Currently, the multiple for our CEO is five times his base salary, while the multiples for other NEOs are two times each NEO’s base salary.

Equity interests that count toward the satisfaction of the ownership guideline include shares owned directly or indirectly by the executive, including restricted or unrestricted shares or stock units (excluding restricted shares or stock units that remain subject to achievement of performance goals), and any shares owned in our savings plans, such as our 401(k), or acquired through the Employee Stock Purchase Plan. Executives have five years from the date of adoption of the guidelines or their appointment as an executive officer, as applicable, to attain these ownership levels. As of December 31, 2019, all of the NEOs met the stock ownership guidelines.

For the non-employee directors, the stock ownership guidelines are determined as a multiple of the annual retainer paid to the non-employee director and then converted to a fixed number of shares. In February 2016, based on our compensation consultant’s best practice recommendation, we amended the stock ownership guidelines to increase the required level for our non-employee directors from two times to three times each director’s annual retainer. As of December 31, 2019, all of the directors met the stock ownership guidelines.

Policy Regarding Clawback of Incentive Compensation

In February 2012, the Board adopted a Compensation Recoupment Policy, which requires the Board to recoup any excess performance-based cash compensation paid to key members of our executive team, including the NEOs, if the financial results on which the incentive compensation awards were based are restated due to fraud or intentional misconduct by the executive, if the Board determines, in its sole discretion, that it is in the best interests of us and our stockholders for the executive to repay or forfeit all or any portion of the subject performance-based cash compensation.

Anti-Hedging and Monetization Transactions and Short Sales

We prohibit our directors, officers (including our NEOs), and other employees from engaging in hedging or monetization transactions with respect to our stock that they obtained through our plans or otherwise, including transactions involving the use of financial instruments such as prepaid variable forwards, equity swaps, collars, forward sale contracts and exchange funds, without prior Board approval.  We also prohibit our directors and officers, including our NEOs, from engaging in any short sales of our stock.

Tax and Accounting Impacts of Equity Grants

Section 162(m) of the Internal Revenue Code (the “Code”) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for “covered employees.” Prior to the 2017 Tax Cuts and Jobs Act (the “2017 Tax Act”) enacted in December 2017, covered employees consisted of our Chief Executive Officer and each of the next three highest compensated officers serving at the end of the taxable year other than our Chief Financial Officer, and compensation that qualified as “performance-based” under Section 162(m) was exempt from this $1 million deduction limitation. As a result of the 2017 Tax Act, this exemption was, with certain limited exceptions, eliminated. In addition, the definition of covered employees was expanded to include all NEOs, including the Chief Financial Officer.

Our Compensation Committee is aware of current rules governing the taxation and accounting for cash and equity compensation as applicable to public companies. Our Compensation Committee believes that, in establishing the cash and equity incentive compensation plans and arrangements for our NEOs, the potential deductibility of the compensation payable under those plans and arrangements should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. The Compensation Committee believes it is important to maintain cash and equity incentive compensation at the requisite level to attract and retain the individuals essential to our financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

Compensation Committee Report

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with our management. Based upon such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement for the Annual Meeting and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2019.

Members of the Compensation Committee: Jeff Zhou, Chairman Herbert Chang Eugen Elmiger

Compensation Committee Interlocks and Insider Participation

No Compensation Committee member was at any time during 2019, or at any other time, an officer or employee of us or any of our subsidiaries.  No NEO of MPS serves on the board or compensation committee of any entity that has one or more executive officers serving on the Board or Compensation Committee.

Compensation Risk Management

In 2019, our management, including members from our internal legal, accounting, finance and human resources departments, undertook a subjective review of our compensation policies and practices that applied to all of our employees, including the following: annual base salaries and bonuses, equity incentive awards under our equity incentive plans and the Employee Stock Purchase Plan. This review was designed to review, consider and analyze the extent to which, if any, our compensation policies and practices might create risks for us, and this review also focused on variable and incentive compensation elements, as well as policies and practices that could mitigate or balance any such incentives. After conducting this review, management determined that our compensation policies and practices for our employees do not create any risks that are reasonably likely to have a material adverse effect on us. The results of the review and management’s determination were reviewed and independently considered by the Compensation Committee, which concurred with management’s assessment.

2019 Summary Compensation Table

The following table sets forth the compensation for our Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers serving on December 31, 2019, which officers together constitute our NEOs:

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)(2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Michael Hsing	2019	$650,000	$-	$7,945,677	$761,269	$-	$9,356,946
Chief Executive Officer, President	2018	$643,846	$-	$9,446,868	$1,625,000	$-	$11,715,714
and Chairman of the Board	2017	$600,000	$90,000	$5,909,642	$1,386,977	$-	$7,986,619
Bernie Blegen	2019	$317,308	$-	$1,408,217	$299,823	$-	$2,025,348
Chief Financial Officer	2018	$295,308	$-	$1,870,950	$600,000	$-	$2,766,258
	2017	$281,692	$34,800	$1,020,348	$384,149	$-	$1,720,989
Deming Xiao	2019	$340,000	$-	$2,057,358	$318,562	$-	$2,715,920
President of Asia Operations	2018	$340,000	$-	$2,720,429	$680,000	$-	$3,740,429
	2017	$340,000	$40,800	$1,727,919	$450,382	$-	$2,559,101
Maurice Sciammas	2019	$340,000	$-	$2,057,358	$318,562	$-	$2,715,920
Senior Vice President,	2018	$340,000	$-	$2,720,429	$680,000	$-	$3,740,429
Worldwide Sales and Marketing	2017	$340,000	$40,800	$1,727,919	$450,382	$-	$2,559,101
Saria Tseng	2019	$340,000	$-	$2,057,358	$318,562	$-	$2,715,920
Vice President, Strategic Corporate	2018	$340,000	$-	$2,720,429	$680,000	$-	$3,740,429
Development and General Counsel	2017	$340,000	$40,800	$1,727,919	$450,382	$-	$2,559,101

(1)

For more information regarding the stock awards, see the section “Named Executive Officer Compensation — Compensation Discussion and Analysis.” The amounts reflect the aggregate grant date fair value of the awards calculated in accordance with ASC Topic 718, excluding the impact of estimated forfeitures.

The PSUs included in the table above contain a purchase price feature, which requires the NEOs to pay MPS a purchase price per share upon vesting of the shares. The purchase price is $30 per share for the PSUs granted in 2019. Shares that do not vest will not be subject to the purchase price payment to MPS. The grant date fair value of these PSUs was estimated using the Black-Scholes model, which factored the purchase price feature into consideration.

Assumptions used in the calculation of the 2019 stock awards are included in Note 1 and Note 8 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 28, 2020.

(2)

Assuming the achievement of the highest level of performance criteria, the aggregate grant date fair value of the stock awards in 2019 would be as follows: (a) $23,837,030 for Mr. Hsing, (b) $4,224,650 for Mr. Blegen, (c) $6,172,074 for Mr. Xiao, (d) $6,172,074 for Mr. Sciammas, and (e) $6,172,074 for Ms. Tseng.

(3)

The 2019 amounts reflect the short-term cash incentive compensation earned by the NEOs under our non-equity incentive plan, as described under the section “Named Executive Officer Compensation — Compensation Discussion and Analysis.”

(4)	We did not provide other benefits or compensation for the NEOs that is required to be disclosed under Item 402(c)(2)(ix) of Regulation S-K.

CEO Pay Ratio

For 2019, our CEO pay ratio was determined as follows:

●	The annual total compensation of our CEO was $9,356,946, as reported in the “Total” column in the 2019 Summary Compensation Table disclosed above.
●	The median of the annual total compensation of all employees (other than our CEO) was $36,848. The median employee was located in China.
●

The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 254 to 1.  This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For purposes of calculating the amount of compensation paid to our median employee in 2019, we used the same median employee that we identified in 2017, as permitted under the SEC rules. There have been no significant changes in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure.

The SEC rules for identifying the median employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Alternative Measure:

As discussed in the Compensation Discussion and Analysis section above, more than 93% of our CEO’s annual compensation was tied to rigorous performance conditions in 2019, while the annual compensation of our median employee was not tied to performance goals. Accordingly, as an alternative measure, management believes that a more direct and meaningful pay ratio is to compare compensation that is not tied to any performance objectives. Based on this method, our alternative CEO pay ratio was determined as follows:

●	The annual total compensation of our CEO was $650,000.
●	The median of the annual total compensation of all employees (other than our CEO) was $36,848.
●	The alternative ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 18 to 1.

Grants of Plan-Based Awards for the Year Ended December 31, 2019

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Awards (3)
Michael Hsing	-	$-	$650,000	$1,625,000	-	-	-	-
	2/11/2019	-	-	-	-	77,481	232,443	$7,945,677
Bernie Blegen	-	$-	$256,000	$640,000	-	-	-	-
	2/11/2019	-	-	-	-	13,732	41,196	$1,408,217
Deming Xiao	-	$-	$272,000	$680,000	-	-	-	-
	2/11/2019	-	-	-	-	20,062	60,186	$2,057,358
Maurice Sciammas	-	$-	$272,000	$680,000	-	-	-	-
	2/11/2019	-	-	-	-	20,062	60,186	$2,057,358
Saria Tseng	-	$-	$272,000	$680,000	-	-	-	-
	2/11/2019	-	-	-	-	20,062	60,186	$2,057,358

(1)

The amounts reflect the threshold, target, and maximum awards under the short-term cash incentive compensation program, which is described in detail in the section “Named Executive Officer Compensation — Compensation Discussion and Analysis.”

(2)

The amounts reflect the threshold, target, and maximum number of shares of PSUs that may be earned under the long-term equity incentive compensation program, which is described in detail in the section “Named Executive Officer Compensation —Compensation Discussion and Analysis.”

The 2019 PSUs contain a purchase price feature, which requires the NEOs to pay MPS $30 per share upon vesting of the shares. Shares that do not vest will not be subject to the purchase price payment to MPS. The target number of shares granted to each NEO was determined based on the equity compensation value, divided by the closing stock price on the date of grant less the purchase price.

(3)

The amounts reflect the aggregate grant date fair value of each award based on the target level of performance and calculated in accordance with ASC Topic 718, excluding the impact of estimated forfeitures. The grant date fair value was $102.55 per share. It was calculated using the Black-Scholes model, which factored in the purchase price requirement of $30 per share.

Assumptions used in the calculation of the stock awards are included in Note 1 and Note 8 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 28, 2020.

Narrative Disclosure to 2019 Summary Compensation Table and Grants of Plan-Based Awards During the Year Ended December 31, 2019

A discussion of 2019 salaries, incentive plans and awards is set forth under the section “Named Executive Officer Compensation - Compensation Discussion and Analysis,” including a discussion of the material terms and conditions of the short-term cash incentive compensation and PSUs. For information regarding our employment agreements with the NEOs, see the section “Named Executive Officer Compensation – Potential Payments Upon Termination or Termination Upon Change in Control – Employment Agreements and Change in Control Arrangements.”

Equity Incentive Grant Policies

We maintain the Monolithic Power Systems Equity Award Grant Policy, which is designed to work in concert with: (1) the administrative provisions of our amended 2014 Equity Incentive Plan (the “2014 Equity Plan”) and such other plans as we may adopt from time to time (which we refer to collectively as the Plans), (2) the requirements of the Delaware General Corporation Law, (3) the corporate governance requirements of NASDAQ, (4) applicable rules and regulations of the SEC, including those relating to Section 16 of the 1934 Act, and (5) relevant sections of the Code. Grants to our NEOs are made pursuant to this policy, must be approved by the Compensation Committee and will only be granted at specific times during the year, as described in further detail below.

Plan and Corporate Authorization

Under the Plans, the authorization to administer the grant of equity incentive awards is conferred upon the Board or any committee of the Board as properly constituted under applicable laws. The Board has delegated to the Compensation Committee the authority to serve as administrator of the Plans (including the authority to grant awards under the Plans), and has approved a charter outlining the responsibilities of this committee which also includes this express authority. The delegation of authority to the Compensation Committee is not exclusive; the Board retains the right to formally approve award grants as well. The Compensation Committee may form and delegate authority to subcommittees when appropriate.

In addition, the Board has delegated limited authority for grants of equity awards under the Plans to new employees and consultants to a committee consisting of the Chief Executive Officer (which committee we refer to as the Equity Award Committee). The authority does not extend to grants to the NEOs. The delegation of authority to the Equity Award Committee is not exclusive; the Board and Compensation Committee retain the right to formally approve award grants as well.

Equity Grants to New Hires

Grants to newly hired employees and consultants (other than Executive Officers as defined below) will generally be made on the date of the next regularly scheduled Board meeting subsequent to the employees’ start date. Management submits the employee equity award recommendations to the Compensation Committee and, if such equity awards are approved by the Compensation Committee, such equity awards will be granted effective as of the date of a meeting approving such awards as evidenced by written minutes of such meeting or the date of the last verification signature or electronic verification over email in the event of a written consent in lieu of the meeting.

New hire grants made to “Executive Officers” (currently defined as the Chief Executive Officer, Chief Financial Officer, Chief Legal Officer, Chief Operations Officer, President, employees who are members of the Board and any other employee determined by the Board to be an Executive Officer) generally will only be granted on the date of the next regularly scheduled Board meeting subsequent to the Executive Officer’s start date and following the recommendation of such grant by the Compensation Committee.

Equity Grants to Existing Employees or Incumbent Members of the Board

Generally, annual grants of equity awards shall be made to key performers at a regularly scheduled Board meeting. Equity awards to non-employee members of the Board shall be made by the Board or pursuant to any automatic grant provisions in the Plans.

Outstanding Equity Awards at 2019 Year-End

The following table sets forth, as to the NEOs, certain information concerning their outstanding stock awards at December 31, 2019. There were no outstanding option awards held by the NEOs as of December 31, 2019.

	Stock Awards
Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (1)
Michael Hsing	12/14/2013	(2)	440,000	$80,616,800	-	-
	12/31/2015	(3)	138,743	$25,041,459	-	-
	2/2/2016	(4)	20,329	$3,282,585	-	-
	2/7/2017	(5)	79,443	$11,947,370	-	-
	2/7/2018	(6)	289,250	$43,087,822	-	-
	10/25/2018	(7)	108,000	$19,293,120	-	-
	2/11/2019	(8)	-	-	77,481	$11,592,707
Bernie Blegen	12/14/2013	(2)	28,800	$5,276,736	-	-
	2/2/2016	(9)	27	$4,925	-	-
	2/2/2016	(10)	62	$10,098	-	-
	7/19/2016	(4)	5,560	$896,911	-	-
	2/7/2017	(5)	13,718	$2,062,978	-	-
	2/7/2018	(6)	44,055	$6,562,594	-	-
	10/25/2018	(7)	48,000	$8,574,720	-	-
	2/11/2019	(8)	-	-	13,732	$2,054,582
Deming Xiao	12/14/2013	(2)	172,800	$31,660,416	-	-
	12/31/2015	(3)	75,678	$13,658,978	-	-
	2/2/2016	(4)	6,174	$996,996	-	-
	2/7/2017	(5)	23,231	$3,493,691	-	-
	2/7/2018	(6)	74,894	$11,156,483	-	-
	10/25/2018	(7)	48,000	$8,574,720	-	-
	2/11/2019	(8)	-	-	20,062	$3,001,676
Maurice Sciammas	12/14/2013	(2)	172,800	$31,660,416	-	-
	12/31/2015	(3)	75,678	$13,658,978	-	-
	2/2/2016	(4)	6,174	$996,996	-	-
	2/7/2017	(5)	23,231	$3,493,691	-	-
	2/7/2018	(6)	74,894	$11,156,483	-	-
	10/25/2018	(7)	48,000	$8,574,720	-	-
	2/11/2019	(8)	-	-	20,062	$3,001,676
Saria Tseng	12/14/2013	(2)	172,800	$31,660,416	-	-
	12/31/2015	(3)	75,678	$13,658,978	-	-
	2/2/2016	(4)	6,174	$996,996	-	-
	2/7/2017	(5)	23,231	$3,493,691	-	-
	2/7/2018	(6)	74,894	$11,156,483	-	-
	10/25/2018	(7)	48,000	$8,574,720	-	-
	2/11/2019	(8)	-	-	20,062	$3,001,676

____________

(1)

The market value of the unvested stock awards is based on the closing market price of our Common Stock of $178.02 as of December 31, 2019, less any applicable purchase price, and includes any outstanding dividend equivalents accumulated on such awards.

(2)

These shares are MSUs granted in December 2013. The performance goals with respect to these MSUs were achieved as of December 31, 2015. The shares vest quarterly over five years from January 1, 2019 to December 31, 2023, for a total vesting period of ten years, subject to continued employment.

(3)

These shares are MPSUs granted in December 2015. The performance goals with respect to these MPSUs were achieved as of September 30, 2019. These shares will fully vest on January 1, 2020, for a total vesting period of four years, subject to continued employment. In addition, the MPSUs contain a post-vesting sales restriction for up to an additional two years.

(4)

These shares are PSUs granted in February or July 2016. The performance goals with respect to these PSUs were achieved as of December 31, 2017. 50% of these shares vested in February 2018, and the remaining 50% vest quarterly through February or July 2020, for a total vesting period of four years, subject to continued employment. The PSUs contain a purchase price feature, which requires the NEOs to pay MPS $20 per share upon vesting of the shares.

(5)

These shares are PSUs granted in February 2017. The performance goals with respect to these PSUs were achieved as of December 31, 2018. 50% of these shares vested in February 2019, and the remaining 50% vest quarterly over the following two years through February 2021, for a total vesting period of four years, subject to continued employment. The PSUs contain a purchase price feature, which requires the NEOs to pay MPS $30 per share upon vesting of the shares.

(6)

These shares are PSUs granted in February 2018. The performance goals with respect to these PSUs were achieved as of December 31, 2019. 50% of these shares will vest in February 2020, and the remaining 50% will vest quarterly over the following two years through February 2022, for a total vesting period of four years, subject to continued employment. The PSUs contain a purchase price feature, which requires the NEOs to pay MPS $30 per share upon vesting of the shares.

(7)

These shares are MSUs granted in October 2018. The performance goals with respect to these MSUs were achieved as of December 31, 2019. These shares will fully vest on January 1, 2024, for a total vesting period of five years and two months, subject to continued employment. In addition, the MSUs contain a post-vesting sales restriction for up to an additional two years.

(8)

These shares are PSUs granted in February 2019 and reflect the target level of performance. Upon achievement of the pre-determined performance targets at the end of 2020, 50% of these shares will vest in February 2021, and the remaining 50% will vest quarterly over the following two years through February 2023, for a total vesting period of four years, subject to continued employment. The PSUs contain a purchase price feature, which requires the NEOs to pay MPS $30 per share upon vesting of the shares. See the section “Named Executive Officer Compensation — Compensation Discussion and Analysis” for further discussion.

(9)	These shares are time-based RSUs that vest quarterly over four years from the date of grant, subject to continued employment.

(10)

These shares are PSUs granted in February 2016. The performance goals with respect to these PSUs were achieved as of December 31, 2017. 50% of these shares vested in February 2018, and the remaining 50% vest quarterly over the following two years through February 2020, for a total vesting period of four years, subject to continued employment. The PSUs contain a purchase price feature, which requires Mr. Blegen to pay MPS $20 per share upon vesting of the shares.

2019 Option Exercises and Stock Vested

The following table sets forth certain information on the stock awards vested for our NEOs in 2019. There were no option exercises in 2019.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (1)
Michael Hsing	380,217	$48,189,614
Bernie Blegen	45,399	$5,344,019
Deming Xiao	123,279	$15,949,006
Maurice Sciammas	123,279	$15,949,006
Saria Tseng	123,279	$15,949,006

(1)

Value realized is equal to (a) the closing price of our Common Stock on the vesting date less any purchase price, multiplied by the number of shares, plus (b) accumulated dividend equivalents attributable to such shares.

2019 Non-Qualified Deferred Compensation Plan

We have a non-qualified, unfunded deferred compensation plan, which allows key employees, including our NEOs, to defer the receipt of, and taxation on, cash compensation. Investment returns on deferred balances are linked to the performance of the investment choices available in the plan. We do not make contributions to the plan or guarantee returns on the investments. The following table summarizes the non-qualified deferred compensation activity for our NEOs in 2019:

Name	Executive Contributions in Last FY (1)	Aggregate Earnings in Last FY (2)	Aggregate Balance at Last FYE (3)
Michael Hsing	$292,500	$596,310	$11,053,173
Bernie Blegen	$30,000	$38,704	$1,351,365
Deming Xiao	$598,427	$336,082	$4,671,073
Maurice Sciammas	$68,000	$354,415	$3,117,946
Saria Tseng	$597,561	$835,123	$5,305,162

(1)

All executive contributions are reported as salary or non-equity incentive plan compensation in the section “Named Executive Officer Compensation — 2019 Summary Compensation Table.” NEOs may defer up to 70% of their salary and up to 90% of their non-equity incentive plan compensation.

(2)

Represents the net amounts credited to the NEOs’ accounts as a result of the performance of their investment choices. The amounts are not included in the section “Named Executive Officer Compensation — 2019 Summary Compensation Table” because plan earnings are not “preferential or above-market” under SEC rules.

(3)

Includes the following cumulative amounts previously reported as compensation for the NEOs in prior years’ Summary Compensation Tables: Mr. Hsing, $8,944,880; Mr. Blegen, $756,811; Mr. Xiao, $3,630,513; Mr. Sciammas, $2,497,913; and Ms. Tseng, $3,568,454.

Potential Payments Upon Termination or Termination Upon Change in Control

Employment Agreements and Change in Control Arrangements

We have entered into employment agreements with each of our NEOs. The employment agreements establish the initial titles, salaries, and reporting responsibilities for the NEOs. The employment agreements also provide that each NEO may participate in our equity, bonus and benefits programs. Each of the employment agreements with Mr. Hsing, Mr. Xiao and Mr. Sciammas was amended in December 2008 to bring the agreements into compliance with Section 409A of the Internal Revenue Code.  The employment agreement with Mr. Xiao was subsequently amended in March 2011 to grant Mr. Xiao an equity interest in Hue Ming LLC, a Delaware limited liability company formed by us.

In addition to the terms described above, the employment agreements also provide certain severance benefits upon termination without cause or for good reason, including within one year following a change in control (a “Change in Control with Termination”), as described in the following table. We have followed general market practices for senior executives in allowing limited change in control arrangements for selected officers.

NEOs	Agreement and Date	Termination without Cause or Departure for Good Reason	Change in Control with Termination
Michael Hsing	Employment Agreement dated March 10, 2008, as amended December 16, 2008.

Base salary, target annual bonus and benefits for 12 months, payable in installments in accordance with our standard payroll practices as long as the executive is not employed by another company; and acceleration of vesting of equity grants equal to the number of shares that would have vested had the executive remained an employee for 12 months following the termination of employment.

Base salary, target annual bonus and benefits for a period of 12 months, payable in installments in accordance with our standard payroll practices as long as the executive is not employed by another company; and acceleration of vesting of 100% of the executive’s unvested equity grants.(1)

Bernie Blegen	Employment Agreement dated July 19, 2016.

Base salary, target annual bonus and benefits for six months, payable in installments in accordance with our standard payroll practices as long as the executive is not employed by another company; and acceleration of vesting of equity grants equal to the number of shares that would have vested had the executive remained an employee for six months following the termination of employment.

Base salary, target annual bonus and benefits for a period of 12 months, payable in installments in accordance with our standard payroll practices as long as the executive is not employed by another company; and acceleration of vesting of 100% of the executive’s unvested equity grants.(1)

Deming Xiao	Employment Agreement dated March 10, 2008, as amended December 16, 2008 and March 3, 2011.

Base salary, target annual bonus and benefits for six months, payable in installments in accordance with our standard payroll practices as long as the executive is not employed by another company; and acceleration of vesting of equity grants equal to the number of shares that would have vested had the executive remained an employee for six months following the termination of employment.

On March 3, 2011, we entered into an amendment to the employment agreement with Mr. Xiao to provide an additional benefit to him in connection with his extended stay in China due to his increased responsibilities.  Pursuant to the amendment, we would transfer ownership of a corporate apartment in Chengdu, China, that was originally owned by our wholly-owned China subsidiary, to Mr. Xiao.  In order to effect the transfer, we formed a new wholly-owned subsidiary Hue Ming LLC and granted Mr. Xiao 100% ownership in such subsidiary, subject to vesting conditions.  The equity interest became fully vested in March 2016 and Hue Ming LLC was dissolved.

Base salary, target annual bonus and benefits for a period of 12 months, payable in installments in accordance with our standard payroll practices as long as the executive is not employed by another company; and acceleration of vesting of 100% of the executive’s unvested equity grants.(1)

Maurice Sciammas	Employment Agreement dated March 10, 2008, as amended December 16, 2008.

Base salary, target annual bonus and benefits for six months, payable in installments in accordance with our standard payroll practices as long as the executive is not employed by another company; and acceleration of vesting of equity grants equal to the number of shares that would have vested had the executive remained an employee for six months following the termination of employment.

Base salary, target annual bonus and benefits for a period of 12 months, payable in installments in accordance with our standard payroll practices as long as the executive is not employed by another company; and acceleration of vesting of 100% of the executive’s unvested equity grants.(1)

Saria Tseng	Employment Agreement dated December 16, 2008, as amended February 9, 2010.

Base salary, target annual bonus and benefits for six months, payable in installments in accordance with our standard payroll practices as long as the executive is not employed by another company; and acceleration of vesting of equity grants equal to the number of shares that would have vested had the executive remained an employee for six months following the termination of employment.

Base salary, target annual bonus and benefits for a period of 12 months, payable in installments in accordance with our standard payroll practices as long as the executive is not employed by another company; and acceleration of vesting of 100% of the executive’s unvested equity grants.(1)

(1)

With respect to the PSUs that have not been earned because the performance period is still in progress, a pro-rata portion of such awards shall vest to the extent the applicable performance levels are achieved through the date of the change in control, provided that the date of the change in control occurs after the first calendar year of the performance period.

Each of the employment agreements with our NEOs also contains a provision whereby during the period of employment and thereafter, the executive shall not, without the prior written consent of us, disclose or use any confidential information or proprietary data other than for our interest. These employment agreements also contain a covenant not to solicit, beginning with the date of the executive’s termination and until one year thereafter.  All payments due under the severance benefits provided under the employment agreements with our NEOs are conditioned on the execution and non-revocation of a release for our benefit and the benefit of our related entities and agents.

A “change in control” of MPS means a merger or consolidation after which our stockholders do not hold a majority of our outstanding voting securities, any transaction involving the transfer of greater than 50% of our voting power (unless otherwise provided for in an award agreement), or a sale of substantially all our assets. “Cause” generally means the NEO’s failure to perform the duties or responsibilities of his or her employment, the NEO personally engaging in illegal conduct that is detrimental to us, the NEO being convicted of or pleading nolo contendere to a felony or other crime involving moral turpitude, or the NEO committing a material act of dishonesty, fraud or misappropriation of property. “Good Reason” generally means the NEO’s termination of employment following the expiration of any cure period following the occurrence of: a material reduction in compensation (except where a substantially equivalent reduction is applied to all our officers), a material reduction in the NEO’s duties, or a material change in the location at which the NEO performs services.

Estimated Payments Upon Termination or Change in Control

The following table sets forth the estimated payments required to be made to each NEO in connection with the termination of his or her employment upon specified events, assuming a stock price of $178.02 per share, the closing price as of December 31, 2019. The estimated amounts shown also assume that the termination was effective as of December 31, 2019, and include estimates of severance benefits which would be paid to the executives upon their termination. The actual amounts payable to each NEO can only be determined at the time of the termination of the executive’s employment.

	Termination without Cause or Departure for Good Reason				Change in Control with Termination
Name	Base Salary and Target Bonus	Acceleration of Vesting of Equity Awards	Other	Total Compensation	Base Salary and Target Bonus	Acceleration of Vesting of Equity Awards	Other	Total Compensation
Michael Hsing	$1,300,000	$86,339,237	$19,431	$87,658,668	$1,300,000	$187,929,473	$19,431	$189,248,904
Bernie Blegen	$288,000	$6,944,087	$12,674	$7,244,761	$576,000	$24,514,295	$25,347	$25,115,642
Deming Xiao	$306,000	$27,982,937	$9,729	$28,298,666	$612,000	$70,320,891	$19,458	$70,952,349
Maurice Sciammas	$306,000	$27,982,937	$12,688	$28,301,625	$612,000	$70,320,891	$25,376	$70,958,267
Saria Tseng	$306,000	$27,982,937	$13,780	$28,302,717	$612,000	$70,320,891	$27,560	$70,960,451

In the event the NEOs resign without good reason or we terminate their employment for cause, we will have no obligation to pay or provide any compensation or benefits as a result of the employment agreements between us and the NEOs. In the event of the NEOs’ death or disability, except as required by applicable law, we will have no obligation to pay or provide any compensation or benefits under the employment agreements between us and the NEOs.

Equity Compensation Plan Information

The following table summarizes certain information under our equity compensation plans as of December 31, 2019:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders (1)	4,053,000	(2)	$29.61	(3)	6,128,000	(4)

(1)	Our equity compensation plans approved by stockholders include the following:
(i)

2004 Equity Incentive Plan (the “2004 Equity Plan”), which expired in November 2014. We can no longer grant equity awards under the 2004 Equity Plan. However, certain equity awards granted prior to its expiration date remained unvested and outstanding.

(ii)	the 2014 Equity Plan, which became effective in November 2014 and provides for the issuance of 5.5 million shares. The 2014 Equity Plan has a ten-year term.
(iii)

2004 Employee Stock Purchase Plan (the “ESPP”), which incorporates an evergreen provision pursuant to which on January 1 of each year, the aggregate number of shares of Common Stock reserved for issuance can increase by a number of shares equal to the least of: (i) 2% of the outstanding shares of Common Stock on the first day of the year, (ii) 1.0 million shares or (iii) a lesser number of shares determined by the Board. The ESPP has a 20-year term.

(2)

Includes the following outstanding awards: 180,000 RSUs, 1,417,000 PSUs, 1,886,000 MSUs, and 570,000 MPSUs. The number of securities reported for performance awards was based on the actual number of shares that have been earned, but are subject to additional service conditions before they vest. For those performance awards that have not been earned because the performance period was still in progress, the number of securities reported was based on the probable outcome of the performance conditions.

(3)

Represents the purchase price related to the PSUs. Employees are required to pay MPS a purchase price of either $20 or $30 per share upon vesting of the shares. All other outstanding awards (RSUs, MSUs and MPSUs) have no purchase price and are excluded.

(4)	Includes 1,595,000 shares remained available for future issuance under the 2014 Equity Plan and 4,533,000 shares remained available for future issuance under the ESPP.

Audit Committee Report

The purpose of the Audit Committee is to provide oversight of our accounting and financial reporting processes and the audit of our financial statements; appoint the independent registered public accounting firm to audit our financial statements; and assist the Board in the oversight of: (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) our internal accounting and financial controls. In addition, the Audit Committee provides the Board with such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board.

The Audit Committee has a duly adopted charter, which it reviews on an annual basis.

The Audit Committee is responsible for recommending to the Board that our financial statements be included in its Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation for 2019, including:

●	reviewing and discussing the audited financial statements with our independent registered public accounting firm and management;

●

discussing with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

●

receiving the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence, and discussing with the independent registered public accounting firm their independence.

Based upon the reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

Members of the Audit Committee (as of the date the actions above were taken):

Victor K. Lee, Chairman

Herbert Chang

Jeff Zhou

PROPOSAL FOUR

APPROVAL OF THE AMENDED AND RESTATED 2014 EQUITY PLAN

For purposes of this Proposal Four, the term “Proposed 2014 Equity Plan” refers to the Amended and Restated 2014 Equity Plan.

Introduction

We currently maintain the 2014 Equity Plan, under which we may grant incentive awards relating to our Common Stock to our employees, directors and consultants. The 2014 Equity Plan was originally approved by the stockholders in June 2013 and provided for the issuance of 5,500,000 shares.

Summary of Material Changes from the 2014 Equity Plan

Under this Proposal Four, we are asking our stockholders to approve the Proposed 2014 Equity Plan for the following key changes (in addition to certain other conforming and non-substantive or immaterial changes):

●

increase the number of shares of Common Stock available for future awards by 5,000,000 shares, and increase the number of shares of Common Stock available for incentive stock options by the same 5,000,000 shares;

●

remove certain language, provisions and limits relating to the potential to qualify awards for deductibility as performance-based compensation under Section 162(m) of the Code, as such deductibility will not be available for new awards granted under the Proposed 2014 Equity Plan. However, the Proposed 2014 Equity Plan will not govern awards that were granted under the 2014 Equity Plan that were intended to qualify as performance-based compensation under Section 162(m) of the Code (such awards referred to herein as “Grandfathered Awards”), and such Grandfathered Awards will continue to be governed by the applicable provisions of the 2014 Equity Plan;

●

clarify that certain events, such as a combination of shares, recapitalization, other change in our capital structure, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or any other corporate transaction having an effect similar to the foregoing, in addition to other events previously enumerated in the 2014 Equity Plan, will result in an equitable adjustment to certain terms of outstanding awards as the administrator (as defined below) of the Proposed 2014 Equity Plan may decide in accordance with its terms;

●

amend the share counting provisions to clarify that shares of Common Stock tendered for payment of an exercise price or purchase price for an award, or tendered or withheld in satisfaction of tax withholding for an award, will not be returned to the Proposed 2014 Equity Plan and will not become available for future use under the Proposed 2014 Equity Plan;

●	provide flexibility for alternative definitions for the terms “Cause,” “Change in Control,” and “Disability” in individual award agreements;

●

clarify that dividend equivalents may be paid out in either cash or shares of Common Stock and remove the ability to grant dividend equivalents with respect to awards of stock options and stock appreciation rights (“SARs”);

●	require that dividends granted in connection with awards of restricted stock be subject to the same restrictions and vesting conditions applicable to the underlying restricted stock award;

●

re-establish the outside director compensation limit at $1,000,000 and provide that it covers all compensation granted to outside directors, not just the value of equity awards granted under the Proposed 2014 Equity Plan;

●

permit share withholding or delivery above minimum statutory withholding levels if such additional amounts do not result in adverse accounting consequences and are authorized by the Compensation Committee;

●

provide the administrator with the ability to provide for special terms that may be necessary or appropriate to comply with applicable laws for awards granted to participants who are expected to be nationals of both the United States and other countries or to be employed both within and outside of the United States;

●

clarify that stockholder approval may also be required for purposes of applicable stock exchange rules and, except as permitted under the Proposed 2014 Equity Plan’s equitable anti-dilution adjustment provisions, expressly requires stockholder approval for certain amendments; and

●	extend the expiration date to June 11, 2030.

Upon recommendation of the Compensation Committee in April 2020, our Board unanimously approved the Proposed 2014 Equity Plan, subject to stockholder approval. If the Proposed 2014 Equity Plan is approved by our stockholders, it will become effective on June 11, 2020. Outstanding awards under the 2014 Equity Plan, however, will continue in effect in accordance with their terms. If the stockholders do not approve this proposal, the Proposed 2014 Equity Plan will not become effective and the 2014 Equity Plan will continue in its current form in full force and effect.

This proposal requires the affirmative vote of a majority of the shares of our Common Stock entitled to vote on the proposal and present in person via attendance at the virtual Annual Meeting or represented by proxy at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

The Board unanimously recommends that the stockholders vote “FOR” the approval of the PROPOSED 2014 EQUITY Plan.

Why the Board is Seeking Approval of This Proposal

Competition for talent in the semiconductor industry is intense, and equity compensation is central to our recruiting and retention philosophy, especially given our rapid growth and our need to attract talented employees from large companies that offer significant equity compensation. We have a long-standing practice of granting equity incentive awards to our executives, directors, and broadly among our employees. The Board believes the Proposed 2014 Equity Plan is in the best interest of stockholders and MPS, as our equity compensation program is designed to align the interests of our NEOs and other employees to those of our stockholders. Since 2012, our Compensation Committee has implemented annual equity programs for our NEOs and other employees based on the achievement of a combination of different performance goals, including revenue, operating metrics, and stock price appreciation. We believe the significant increase in our stock price and year-over-year outperformance in revenue growth in the past several years (as outlined under the section “Named Executive Officer Compensation — Compensation Discussion and Analysis”) demonstrate the effectiveness of our performance-based equity program in motivating our NEOs and other employees to build a sustainable business model and to focus on long-term value creation for our stockholders.

The approval of the Proposed 2014 Equity Plan is essential to our ability to continue these positive practices and to remain competitive in our ability to attract, retain and incentivize highly qualified employees and other service providers in the future. If the Proposed 2014 Equity Plan is not approved, we may be compelled to increase significantly the cash component of our employee compensation, which may not necessarily align employee interests with those of stockholders as effectively as with stock-based compensation.  Replacing equity awards with cash will also increase our cash compensation expense and use cash that management believes would be better utilized in other ways, such as reinvestment in our businesses.

As of the Record Date, we had 2,021 employees (including our NEOs), five non-employee directors and 15 consultants eligible to participate in the Proposed 2014 Equity Plan. The basis for participation in the Proposed 2014 Equity Plan by eligible persons is the selection of such persons by the administrator (or its proper delegate) in its discretion.

Shares Information as of Record Date

The 2014 Equity Plan is currently our only active equity incentive plan under which we may grant new equity awards, other than the ESPP which allows employees to purchase our stock at a discount. The 2004 Equity Plan expired in November 2014; however, certain equity awards granted prior to the expiration date of the 2004 Equity Plan remained unvested and outstanding as of the Record Date.

The following table summarizes certain share activity:

As of Record Date
(April 20, 2020)
Total unvested and outstanding equity awards:
Stock options	---
RSUs (including time-based RSUs, PSUs, MSUs and MPSUs)	3,328,000
Shares remained available for future issuance under the 2014 Equity Plan	1,194,000
Common Stock outstanding	44,715,000
Closing price of Common Stock	$184.23

If our stockholders approve this proposal to increase the number of shares of Common Stock authorized for issuance by 5,000,000 shares, we expect to have an estimated total of 6,194,000 shares initially available for future issuance under the Proposed 2014 Equity Plan.

Key Equity Metrics

In setting the number of additional shares authorized for issuance under the Proposed 2014 Equity Plan, management has reviewed a number of metrics to assess its view of the cumulative impact of our equity compensation program, particularly the burn rate and dilution.

Burn Rate

Burn rate measures our view of how rapidly the shares reserved for our equity incentive plan are utilized annually. It is equal to the total number of equity grants awarded (which includes stock options granted, time-based RSUs granted, and performance and market-based RSUs vested) during the year, divided by the weighted-average Common Stock outstanding for the year. Adjusted burn rate is calculated by applying a premium multiplier of 2.5 on the total number of equity grants awarded for each year. The following table summarizes our burn rate for the past three years:

	FY 2019	FY 2018	FY 2017	3-Year Average
Stock options granted	-	-	-
Time-based RSUs granted	52,000	133,000	81,000
Performance and market-based RSUs (including PSUs and MSUs) vested	980,000	717,000	597,000
Total	1,032,000	850,000	678,000
Weighted-average Common Stock outstanding	43,165,000	42,247,000	41,350,000
Burn rate	2.4%	2.0%	1.6%	2.0%
Adjusted burn rate	6.0%	5.0%	4.1%	5.0%

Dilution

Dilution measures our view of the potential impact of our equity compensation program on stockholder dilution. It is equal to the sum of the number of shares subject to our outstanding equity awards and the number of shares remained available for future issuance, divided by total number of shares of Common Stock outstanding at the end of the year. The following table summarizes our dilution for the past three years:

	As of December 31,
	2019	2018	2017	3-Year Average
Total unvested and outstanding equity awards:
Stock options	-	-	5,000
RSUs (including time-based RSUs, PSUs, MSUs and MPSUs)	4,053,000	4,633,000	4,144,000
Shares remained available for future issuance under the 2014 Equity Plan	1,595,000	2,000,000	3,200,000
Common Stock outstanding	43,616,000	42,505,000	41,614,000
Dilution	12.9%	15.6%	17.7%	15.4%

New Plan Benefits

Equity grants under the Proposed 2014 Equity Plan are discretionary and are not subject to set benefits or amounts. They will be determined and approved in the future at the discretion of the Compensation Committee.  Accordingly, the benefits and the amounts that will be awarded to eligible participants under the Proposed 2014 Equity Plan are not currently determinable.

The following table sets forth the number of shares subject to stock awards granted under the 2014 Equity Plan during 2019:

Name and Position	Number of Shares Subject to Stock Awards (1)
Michael Hsing	77,481
Chief Executive Officer, President and Chairman of the Board
Bernie Blegen	13,732
Chief Financial Officer
Deming Xiao	20,062
President of Asia Operations
Maurice Sciammas	20,062
Senior Vice President, Worldwide Sales and Marketing
Saria Tseng	20,062
Vice President, Strategic Corporate Development and General Counsel
All current executive officers as a group	151,399
All current non-employee directors as a group	6,695
All employees as a group, excluding current executive officers	99,823

(1)

100% of the stock awards granted to the NEOs were PSUs in 2019. The number of shares in the table reflects the target level of performance. For more information regarding the PSUs, including the minimum, target and maximum level of performance, see the section “Named Executive Officer Compensation — Compensation Discussion and Analysis.”

Since the date of inception of the 2014 Equity Plan through the Record Date, the aggregate numbers of shares of Common Stock subject to stock awards were granted to the following participants: (1) 1,503,746 shares subject to stock awards for Mr. Hsing; 230,124 shares subject to stock awards for Mr. Blegen; 473,384 shares subject to stock awards for Mr. Xiao; 473,384 shares subject to stock awards for Mr. Sciammas; and 473,384 shares subject to stock awards for Ms. Tseng; (2) 3,154,022 shares subject to stock awards for all current executive officers as a group; (3) 48,752 shares subject to stock awards for all non-employee directors as a group; and (4) 1,103,226 shares subject to stock awards for all employees as a group, excluding current executive officers. No shares subject to stock options were granted under the 2014 Equity Plan since the date of inception.

If the Proposed 2014 Equity Plan is approved, we intend to utilize the shares authorized to continue our practice of incentivizing key individuals through equity grants. We currently anticipate that the shares requested in connection with approval of the Proposed 2014 Equity Plan will last for at least five years based on historical grant rates and practices, but could last for a different period of time if actual practices do not match historical rates.

In evaluating this Proposal Four, stockholders should consider all of the information in this proposal, including the information set forth above under the section “Summary of Material Changes from the 2014 Equity Plan.”

Summary of Key Provisions of the Proposed 2014 Equity Plan

The following is a summary of the key provisions of the Proposed 2014 Equity Plan. This summary does not purport to be a complete description of all the provisions, and it is qualified in its entirety by reference to the full text of the Proposed 2014 Equity Plan, which is attached as Annexure B to this Proxy Statement.

Purpose

The purpose of the Proposed 2014 Equity Plan is to attract and retain the best available personnel of substantial responsibility, to provide additional incentives to our employees, directors and consultants, and to promote the success or our business. The Board believes that the Proposed 2014 Equity Plan is necessary to ensure that we maintain the ability in the future to continue to attract and retain highly qualified service providers by providing adequate incentives through the issuance of stock-based incentive awards.

Term

The effective date of the Proposed 2014 Equity Plan is June 11, 2020 (the “Effective Date”). No awards shall be granted pursuant to the Proposed 2014 Equity Plan more than ten years after the Effective Date.

Amendment and Termination

The Proposed 2014 Equity Plan may be amended, altered, suspended or terminated by our Board at any time, provided that no amendment, altercation, suspension or termination of the Proposed 2014 Equity Plan may materially impair any rights of any participant with respect to an award under the Proposed 2014 Equity Plan without the written consent of the holder of the affected award. We will obtain stockholder approval of any plan amendment to the extent necessary and desirable to comply with applicable laws or stock exchange listing requirements, including any amendment that, for purposes of the applicable stock exchange rules, (i) would materially increase the number of securities which may be issued under the Proposed 2014 Equity Plan, or (ii) must otherwise be approved by our stockholders in order to comply with applicable laws or the stock exchange rules.

Eligibility and Participation

All employees, directors and consultants of MPS and all employees and consultants of any parent or subsidiary of MPS are eligible to be selected to receive awards under the Proposed 2014 Equity Plan, provided that only employees may be selected to receive awards that are intended to qualify as incentive stock options.

Shares Subject to the Proposed 2014 Equity Plan

The Proposed 2014 Equity Plan provides for an additional 5,000,000 shares of our Common Stock for awards granted under the Proposed 2014 Equity Plan.  All of the shares available for issuance under the Proposed 2014 Equity Plan may be issued pursuant to awards intended to qualify as incentive stock options.

If the exercise price of a stock option is paid by net exercise or by tender to MPS, or attestation to the ownership, of shares owned by the participant, the number of shares available for issuance under the Proposed 2014 Equity Plan will be reduced by the gross number of shares for which the award is exercised, rather than reducing the number of shares available by only the number of shares issued. Shares will not be deemed to have been issued to the extent an award is settled in cash.

If an award expires or becomes unexercisable without having been exercised in full or, with respect to awards other than options or stock-settled SARs, is forfeited to or repurchased by the Company due to failure to vest, the unexercised, forfeited or repurchased shares which were subject thereto will become available for future grant again under the Proposed 2014 Equity Plan (unless the Proposed 2014 Equity Plan has terminated).  Shares tendered in payment of the exercise or purchase price of an award, or in satisfaction of tax withholding related to an award, will not be returned to the Proposed 2014 Equity Plan and will not become available for future distribution under the Proposed 2014 Equity Plan.

Capitalization Adjustments

If, after the Effective Date, there is an equity restructuring (within the meaning of FASB ASC Topic 718) that causes the per share value of shares to change, such as any large and nonrecurring cash dividend, stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of MPS, any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or any other corporate transaction or event having an effect similar to any of the foregoing), the administrator shall effect an equitable adjustment to: (i) the number and, if applicable, kind of shares that may be issued under the Proposed 2014 Equity Plan or pursuant to any type of award, (ii) the award limits established and approved by stockholders for purposes of Section 421 of the Code, (iii) the number and, if applicable, kind of shares subject to outstanding awards, (iv) as applicable, the exercise or purchase price of any then outstanding awards, and/or (v) any other award terms.

Limitation on Grants to Outside Directors

No non-employee director may be granted in respect of his or her service as a non-employee director, in the aggregate in any fiscal year, compensation for such service having an aggregate maximum value (measured at the date of grant as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $1,000,000.

Administration

The Proposed 2014 Equity Plan may be administered by the Board, different committees of the Board, and, as permitted by law, a committee of one or more officers, depending on the recipient of the award and type of award intended to be granted. The Compensation Committee generally serves as the administrator of the Proposed 2014 Equity Plan. No awards granted under the Proposed 2014 Equity Plan on or after the Effective Date will be designed or intended to be “performance-based compensation” for purposes of Section 162(m) of the Code. With respect to awards granted under the 2014 Equity Plan prior to the Effective Date that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code (the “Grandfathered Awards”), such Grandfathered Awards shall continue to be governed by the applicable provisions of the 2014 Equity Plan as in effect prior to the Effective Date of the Proposed 2014 Equity Plan. To be clear, stockholders are not being asked to approve the Proposed 2014 Equity Plan (or any of its provisions) for purposes of Section 162(m) of the Code or the performance-based exception.

To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3; provided, however, that if it is later determined that such requirements were not satisfied, actions taken by the administrator shall be valid for all other purposes despite such failure to satisfy Rule 16b-3.

The administrator of the Proposed 2014 Equity Plan has broad discretion and power to administer and interpret the Proposed 2014 Equity Plan. Specifically, subject to the terms of the Proposed 2014 Equity Plan, the administrator has the authority to:

●	determine the fair market value of our shares of Common Stock;

●	select the participants eligible to receive awards and the types of awards to be granted to such participants;

●	determine the number of shares of Common Stock subject to awards and the value of performance units;

●

determine terms and conditions of awards and to approve form of award agreements, including, the exercise or purchase price, how and when awards can be exercised, the rights to receive dividends or dividend equivalents, any vesting or forfeiture restrictions, any acceleration or waiver of forfeiture provisions, and any restrictions or limitations on awards;

●	construe and interpret the terms of the Proposed 2014 Equity Plan and awards granted under the Proposed 2014 Equity Plan;

●	establish, amend and rescind rules and regulations relating to the Proposed 2014 Equity Plan;

●	modify or amend each award, including but not limited to the discretionary authority to extend the post-termination exercisability period of awards;

●	determine the manner in which participants can satisfy withholding tax obligations;

●	authorize any person to execute on behalf of MPS any instrument required to effect the grant of an award previously granted by the administrator;

●	defer or allow participants to defer the receipt of the payment of cash or the delivery of shares of Common Stock in connection with an award, and

●	make all other determinations deemed necessary or advisable for administering the Proposed 2014 Equity Plan.

Types of Awards

Awards under the Proposed 2014 Equity Plan may consist of options (nonqualified options and incentive stock options), SARs, restricted stock, restricted stock units, performance units, and dividend equivalent rights. The nature of each type of award is discussed below. Each award will be granted pursuant to an award agreement, the form and content of which will be determined by the administrator in its discretion, consistent with the provisions of the Proposed 2014 Equity Plan. The terms of award agreements for a particular type of award need not be uniform.

Stock Options. Two types of options may be granted under the Proposed 2014 Equity Plan: options intended to qualify as incentive stock options, under Section 422 of the Code, and nonqualified options, which are options that are not intended to qualify as incentive stock options. Incentive stock options are subject to additional requirements and, to the extent these requirements are satisfied (including but not limited to a $100,000 limitation for exercise in any calendar year), receive special tax treatment under U.S. federal tax laws. If all or a part of an option that is intended to be treated as an incentive stock option fails to satisfy these requirements, such option or part of the option will be treated as a nonqualified option. Both incentive stock options and nonqualified options provide the holder the right to acquire shares, by exercising the option, at a specified price over a specified period. Options are generally only exercisable after vesting conditions have been satisfied.

SARs. A SAR is a right to receive a payment (in cash or shares) upon exercise of the award, where the payment is based on the increase in the fair market value of a share after the date of grant. Specifically, on the exercise of a SAR, the participant will receive an amount determined by multiplying the difference between the fair market value of a share on the date of exercise over the exercise price by the number of shares as to which the SAR is being exercised.

With respect to SARs that are granted in connection with a related stock option, or tandem SARs, the exercise of such tandem SARs will require forfeiture of the right to purchase an equal number of shares under the related stock option (and when a share is purchased under the related stock option, the tandem SAR will be canceled to the same extent). Affiliated SARs may be granted in connection with a related stock option and automatically will be deemed to be exercised at the same time that the related stock option is exercised. Freestanding SARs may be granted independently of any stock options.

Tandem SARs may be exercised for all or part of the shares of Common Stock subject to the related stock option upon the surrender of the right to exercise the equivalent portion of the related stock option and may only be exercised with respect to the shares for which its related stock option is then exercisable. With respect to a tandem SAR granted in connection with an incentive stock option: (1) the tandem SAR will expire no later than the expiration of the underlying incentive stock option; (2) the value of the payout with respect to the tandem SAR will be for no more than 100% of the difference between the exercise price of the underlying incentive stock option and the fair market value of the shares subject to the underlying incentive stock option at the time the tandem SAR is exercised; and (3) the tandem SAR will be exercisable only when the fair market value of the shares subject to the incentive stock option exceeds the exercise price of the incentive stock option. An Affiliated SAR will be deemed to be exercised upon the exercise of the related stock option. Freestanding SARs will be exercisable on such terms and conditions as the administrator, in its sole discretion, will determine.

Restricted Stock. The Proposed 2014 Equity Plan provides for the granting of awards of restricted stock. Restricted stock awards are shares of our common stock that are subject to forfeiture and transfer restrictions until applicable vesting conditions are satisfied. Vesting conditions may be based on service and/or satisfaction of performance goals.  The administrator may decide that a holder of restricted stock will have the right to receive all dividends and other distributions paid with respect to such shares, and shall condition such payment on the lapsing of the same forfeiture and transfer restrictions as the underlying shares.

Restricted Stock Units and Performance Units. The Proposed 2014 Equity Plan provides for the granting of restricted stock units and performance units, each of which are awards that will result in an issuance of shares or payment of cash if pre-established performance or other vesting conditions are satisfied. Each restricted stock unit has a value equal to one share of our common stock. Performance units have an initial dollar value established by the administrator on the grant date. Vesting conditions may be based on service and/or satisfaction of performance goals.

Dividend Equivalents. Dividend equivalents may be credited in respect of shares subject to restricted stock, restricted stock units or performance units, as determined by the administrator and as contained in the applicable award agreement or a separate award agreement. Dividend equivalents will be subject to the same terms and conditions applicable to the underlying restricted stock, restricted stock units or performance units to which they relate, including vesting, performance conditions, forfeiture, and restrictions on transfer or alienation.

Performance Goals

The administrator, in its discretion, shall set performance objectives or other vesting criteria which, depending on the extent to which they are met, will determine the number or value of performance units that will be paid out to the participants. Performance objectives may also apply to restricted stock or restricted stock unit awards in the administrator’s discretion. These performance objectives may include any one or more of the following performance goals, either individually or in any combination, applied either to MPS as a whole or to a business group, subsidiary, or other division, either individually or in any combination, and measured on an absolute basis or relative to a pre-established target, to previous years’ or any other period’s results, or to a designated comparison group, in each case as specified by the administrator: (i) revenue, growth in revenue or product revenue; (ii) sales or bookings targets, including product or product family sales or bookings targets; (iii) billings; (iv) market share; (v) stock price performance, including but not limited to growth in the market price of stock, total stockholder return, and return on stockholder equity; (vi) margin, including gross margin, net  margin or operating margin; (vii) income, including but not limited to net income, operating income, and operating income after taxes; (viii) profit, including but not limited to operating profit, net operating profit or pre-tax profit; (ix) earnings, including but not limited to earnings per share, net earnings, earnings before interest, taxes and/or  depreciation and/or amortization; (x) income, before or after taxes (including net income); (xi) return on assets, capital, operating revenue and/or investments; (xii) expense control and/or cost reductions; (xiii) capital expenditures; (xiv) economic value added; (xv) cash flow, including but not limited to operating cash flow, cash flow per share and cash management; (xvi) improvement in or attainment of working capital levels; (xvii) debt reduction or debt levels; (xviii) contract win, renewal or extension, or design win; (xix) delivery and/or design schedule; (xx) milestones in new generation of products or technologies; (xxi) completion of or milestones associated with mergers, acquisitions, strategic investments, restructurings, reorganizations (including entry into term sheets, signing of definitive agreements, closing transactions, funding of investments, and post-closing integration milestones); (xxii) litigation, including litigation outcomes, milestones or management; (xxiii) workforce diversity; (xxiv) customer satisfaction; and (xv) such other measures of performance selected by the Compensation Committee in its discretion.

The Compensation Committee may adjust the evaluation of the achievement of the performance goals as follows: (a) to include or exclude restructuring and/or other nonrecurring charges; (b) to include or exclude exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (c) to include or exclude the effects of changes to GAAP required by the Financial Accounting Standards Board or to the International Financial Reporting Standard (IFRS); (d) to include or exclude the effects of any statutory adjustments to corporate tax rates; (e) to include or exclude the effects of any “extraordinary items” as determined under GAAP; (f) to include or exclude the effect of payment of bonuses under the master cash plan or any other bonus plans;  (g) to include or exclude the effect of stock based compensation and/or deferred compensation; (h) to include or exclude any unusual, non-recurring gain or loss or other extraordinary item; (i) to respond to, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (j) to respond to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (k) to include or exclude the effects of divestitures, acquisitions or joint ventures; (l) to include or exclude the effects of discontinued operations that do not qualify as a segment of a business unit under GAAP; (m) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (n) to include or exclude the effect of any change in the outstanding shares of Common Stock of MPS by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders including cash dividends; (o) to reflect a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code); (p) to reflect any partial or complete corporate liquidation; (q) to reflect shippable backlog; and (R) to include or exclude the amortization of purchased intangibles, technology license arrangements and incomplete technology.

Option Exercise Prices and SAR Price

Except as permitted under the Code in connection with certain corporate transactions, the exercise price for shares covered by an option or SAR may not be less than 100% of the fair market value of such shares on the date of grant. If an incentive stock option is granted to a 10% stockholder of MPS or its subsidiaries (measured by ownership of voting power), the exercise price of the incentive stock option shall not be less than 110% of the fair market value of such shares on the date of grant.

Other Award Terms

The administrator determines when and under what conditions awards will be granted, become vested and/or become exercisable. The conditions may be based on continued service, satisfaction of performance-related goals or a combination of service and performance.

The administrator will determine the method of satisfying any exercise or purchase price and any tax obligations.  Such payments may be made in cash (including electronic wire transfer) or by check, or, subject to the approval of the administrator and subject to applicable law, by the delivery of shares of our common stock already owned by the participant, through a “cashless” or a “broker-assisted” exercise involving the immediate sale or pledge of shares with a value sufficient to pay the exercise or purchase price, by net exercise, or by any other method specified by the administrator and permitted by applicable law.

Maximum Term of Awards

No award granted under the Proposed 2014 Equity Plan will have a term of more than 10 years. Options intended to qualify as incentive stock options that are granted to 10% stockholders of MPS (measured by ownership of voting power) shall expire not later than five years from the date of grant.

No Repricings

Except in connection with an anti-dilution adjustment under the Proposed 2014 Equity Plan, we may not, without obtaining stockholder approval: (a) amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs; (b) cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs; or (c) cancel outstanding options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

Termination of Service

The treatment of each award on the termination of service shall be determined by the administrator in its discretion and shall be set forth in the applicable award agreement. If a participant ceases to provide services to us, the participant’s options and SARs that were vested and exercisable will generally remain exercisable for a period of three months (12 months in the case of death or disability). The administrator may provide that awards will expire and revert to the Proposed 2014 Equity Plan immediately on a termination of service for cause.

Certain Corporate Transactions

The Proposed 2014 Equity Plan provides that in the event of a “change in control” of MPS, the successor corporation or its parent or subsidiary will assume or substitute an equivalent award for each outstanding award. If there is no assumption or substitution of outstanding awards, the outstanding awards will immediately vest and, as applicable, become exercisable, all service-based restrictions on restricted stock and other awards will lapse, and all performance goals or other vesting requirements for performance-based awards will be deemed achieved at maximum levels. With respect to awards that are assumed or substituted for, in the event the service of an outside director is terminated on or following the date of the assumption or substitution, other than pursuant to a voluntary resignation, his or her awards will fully vest and become immediately exercisable, all service-based restrictions on restricted stock and other awards will lapse, and all performance goals or other vesting requirements for performance-based awards will be deemed achieved at maximum levels. The administrator may also provide for one or more alternatives to this treatment in an award agreement.

Unless otherwise provided in an award agreement, a “change in control” of MPS generally means the occurrence of one of the following events (subject in each case to certain exceptions described in the Proposed 2014 Equity Plan): (1) the purchase by a person or a group of our stock that gives them ownership of 50% or more of the total voting power of our stock; (2) the consummation of a sale of disposition by MPS of all or substantially all of MPS’s assets; (3) a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are directors who were either directors as of the effective date of the Proposed 2014 Equity Plan (the “Incumbent Directors”), or who are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination; or (4) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of MPS or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Rights as a Stockholder

The holder of an option, SAR, restricted stock unit, performance unit and dividend equivalent right will have no rights as a stockholder with respect to shares of our Common Stock covered by the award until the date such holder becomes a holder of record of such shares. The recipient of restricted stock will generally have all the rights of a stockholder with respect to the shares of our Common Stock issued pursuant to such award, including the right to vote such shares, but any dividends and distributions with respect to such shares will generally be subject to the same vesting restrictions, if any, as the underlying shares.

Transferability of Options, SARs and Other Awards

Unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Income Tax Matters

The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Proposed 2014 Equity Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to persons who are not citizens or residents of the United States, or foreign, state or local tax laws, or estate and gift tax considerations. In addition, the tax consequences to a particular participant may be affected by matters not discussed above. ACCORDINGLY, EACH PARTICIPANT IS URGED TO CONSULT HIS OR HER TAX ADVISOR CONCERNING THE TAX CONSEQUENCES TO HIM OR HER OF THE PROPOSED 2014 EQUITY PLAN, INCLUDING THE EFFECTS OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS (INCLUDING MEDICARE AND SOCIAL SECURITY TAX LAWS) AND OF CHANGES IN THE TAX LAWS.

The Proposed 2014 Equity Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, or ERISA, and is not qualified under Section 401(a) of the Code.

Non-Qualified Stock Options. Under current federal income tax law, the grant of a non-qualified stock option has no immediate tax effect on us or the participant. If the shares of our common stock received on the exercise of a non-qualified stock option are not subject to restrictions on transfer or substantial risk of forfeiture, the exercise of the non-qualified stock option will result in ordinary income to the participant equal to the excess of the fair market value of the shares at the time of exercise over the option price. The participant’s tax basis in the shares will be equal to the option price plus the amount of ordinary income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any gain or loss recognized by the participant will be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for more than one year after exercise. At the time of recognition of ordinary income by the participant upon exercise, we will normally be allowed to take a deduction for federal income tax purposes in an amount equal to such recognized ordinary income.

If the shares received on the exercise of a non-qualified stock option are subject to restrictions on transfer or substantial risk of forfeiture, such as a vesting condition, different rules will apply, and the tax consequences will depend on whether the participant makes an election under Section 83(b) of the Code within 30 days after exercise of the option.

If the participant does not make a Section 83(b) election, the participant will recognize ordinary income when the shares vest in an amount equal to the excess of the fair market value on the date of vesting over the exercise price. In that case, the participant’s basis in the shares will be the fair market value of the shares on the date of vesting, and the participant’s holding period will begin on the date of vesting. Upon any later disposition of the shares, any gain or loss that the participant recognizes will be capital gain or loss, and will be long-term capital gain or loss if the participant holds the shares more than one year after vesting. We will be allowed a deduction for federal income tax purposes when the shares vest equal to the amount of ordinary income the participant recognizes.

If the participant makes a Section 83(b) election, the participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value on the date of exercise over the exercise price. We will be allowed a deduction for federal income tax purposes on the date of exercise equal to the amount of ordinary income he or she recognizes. The participant’s basis in the shares will generally begin on the date of exercise, and the participant’s basis in the shares will generally be the option price increased by the amount of ordinary income the participant recognized at the time of exercise. Upon any later disposition of the shares, any gain or loss that the participant recognizes will be capital gain or loss, and will be long-term capital gain or loss if the participant holds the shares more than one year after exercise. However, if the participant later forfeits the shares, the participant will recognize a capital loss equal to excess (if any) of the option price over any amount the participant receives from us on the forfeiture. In other words, if a participant makes the Section 83(b) election and thereby recognizes ordinary income on the date of exercise, the participant will receive no corresponding deduction or loss if the participant later forfeits the shares for the amount of ordinary income the participant recognized.

Incentive Stock Options. The federal income tax consequences associated with incentive stock options are generally more favorable to the participant and less favorable to us than those associated with non-qualified stock options. Under current federal income tax law, the grant of an incentive stock option does not result in income to the participant or in a deduction for us at the time of the grant. Generally, the exercise of an incentive stock option will not result in income for the participant if the participant does not dispose of the shares within two years after the date of grant or within one year after the date of exercise. If these requirements are met, the basis of the shares of our common stock upon a later disposition will be the option price, any gain on the later disposition will be taxed to the participant as long-term capital gain, and we will not be entitled to a deduction. The excess of the fair market value on the exercise date over the option price is an adjustment to regular taxable income in determining alternative minimum taxable income, which could cause the participant to be subject to the alternative minimum tax, thereby in effect depriving the participant of the tax benefits of incentive stock option treatment. If the participant disposes of the shares before the expiration of either of the holding periods described above, referred to as a disqualifying disposition, the participant will have compensation taxable as ordinary income, and we will normally be entitled to a deduction, equal to the lesser of (a) the fair market value of the shares on the exercise date minus the option price, or (b) the amount realized on the disposition minus the option price. If the price realized in any such disqualifying disposition of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain, depending on the participant’s holding period for the shares.

SARs. A participant holding a SAR will recognize ordinary income on the exercise of the SAR equal to the amount of cash or the fair market value of the shares he or she receives on the exercise. We will receive a tax deduction in the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Restricted Stock. In general, no taxable income will be recognized by a participant at the time restricted stock is granted. Generally, on the date the restricted stock becomes vested, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date the shares vest and the purchase price (if any), and we will receive a tax deduction for the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of vesting as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Alternatively, a participant may elect to make an election under Section 83(b) of the Code with respect to unvested shares. If a participant makes a Section 83(b) election with the Internal Revenue Service within 30 days from the date of grant, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of grant and the purchase price, and we will receive a tax deduction for the same amount. If the participant makes a timely Section 83(b) election, the participant will not recognize ordinary income when the shares vest. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held. If the participant forfeits unvested shares, the participant will recognize a capital loss equal to the excess (if any) of the purchase price over any amount the participant receives from us on the forfeiture. Generally, if the participant makes a Section 83(b) election, and thereby recognizes ordinary income on the date of grant, the participant will receive no corresponding deduction or loss for the amount of ordinary income the participant recognized if the participant later forfeits any unvested shares.

Restricted Stock Units and Performance Units. Restricted stock units and performance units result in ordinary income on the receipt of cash or shares equal to the amount of cash, or the excess of the fair market value of the shares over the amount (if any) that the participant pays for the shares. We will receive a tax deduction in the same amount. Upon disposition of any shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Section 409A Compliance. To the extent applicable, it is intended that the Proposed 2014 Equity Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The Proposed 2014 Equity Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in the Proposed 2014 Equity Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.

Neither a participant nor any of a participant’s creditors or beneficiaries will have the right to subject any deferred compensation payable under the Proposed 2014 Equity Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation payable to a participant or for a participant’s benefit under the Proposed 2014 Equity Plan and grants hereunder may not be reduced by, or offset against, any amount owed by a participant to us.

If, at the time of a participant’s separation from service, (i) the participant will be a specified employee and (ii) we make a good faith determination that an amount payable hereunder constitutes deferred compensation, the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then we will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.

Notwithstanding any provision of the Proposed 2014 Equity Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, we reserve the right to make amendments to the Proposed 2014 Equity Plan and grants hereunder as we deem necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a participant or for a participant’s account in connection with the Proposed 2014 Equity Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and we will not have any obligation to indemnify or otherwise hold a participant harmless from any or all of such taxes or penalties.

Tax Withholding. We have retained the authority under the Proposed 2014 Equity Plan to deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state, local, domestic or foreign taxes required by law or regulation to be deducted or withheld with respect to awards granted under the Proposed 2014 Equity Plan. The administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a participant to satisfy such tax withholding obligation, in whole or in part by, without limitation (a) paying cash, (b) electing to have us withhold otherwise deliverable cash or shares having a fair market value equal to the minimum statutory amount required to be withheld, or (c) delivering to us already-owned shares having a fair market value equal to the minimum statutory amount required to be withheld. In no event will the fair market value of the awards to be withheld or delivered exceed the minimum amount required to be withheld, unless (a) an additional amount can be withheld and not result in adverse accounting consequences and (b) such additional withholding amount is authorized by the Compensation Committee.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of the additional shares of Common Stock under the Proposed 2014 Equity Plan with the SEC pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the Proposed 2014 Equity Plan by our stockholders.

Other Matters

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as we may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: April 29, 2020
Saria Tseng
Vice President, Strategic Corporate Development, General Counsel and Corporate Secretary

Annexure A

RECONCILIATION OF GAAP TO NON-GAAP MEASURES (1)
(in thousands, except per-share amounts)

	FY 2019	FY 2018	FY 2017
GAAP operating income	$102,562	$113,488	$77,424
Stock-based compensation expense	78,699	60,607	52,617
Amortization of acquisition-related intangible assets	110	841	2,051
Deferred compensation plan (income) expense	3,995	(591)	2,769
Non-GAAP operating income	185,366	174,345	134,861
Litigation expense	2,464	1,922	1,243
Non-GAAP operating income used in short-term cash incentive plan	$187,830	$176,267	$136,104

GAAP net income	$108,839	$105,268	$65,203
Stock-based compensation expense	78,699	60,607	52,617
Amortization of acquisition-related intangible assets	110	841	2,051
Deferred compensation plan expense	189	431	238
Tax effect	(10,128)	(313)	7,402
Non-GAAP net income	$177,709	$166,834	$127,511

GAAP net income per share - diluted	$2.38	$2.36	$1.50
Non-GAAP net income per share - diluted	$3.88	$3.74	$2.93
Shares used in the calculation of diluted net income per share	45,763	44,602	43,578

(1)

These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance, and to evaluate and manage its internal business and assist in making financial, operating and compensation decisions. MPS believes that the non-GAAP financial measures, together with GAAP measures, provide investors with an alternative presentation useful to investors' understanding of MPS’s core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, may provide investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

ANNEXURE B

MONOLITHIC POWER SYSTEMS, INC.

AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

1.	Purposes of the Plan. The purposes of this Plan are:

●	to attract and retain the best available personnel for positions of substantial responsibility,
●	to provide additional incentive to Employees, Directors and Consultants, and
●	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Restricted Stock Units and Dividend Equivalents.

2.	Definitions. As used herein, the following definitions will apply:

(a)     “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)     “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c)     “Affiliated SAR” means a SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised.

(d)     “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(e)     “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Performance Units, Restricted Stock Units or Dividend Equivalents.

(f)     “Award Agreement” means the written or electronic agreement (or other type or form of writing or other approved evidence) setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(g)     “Board” means the Board of Directors of the Company.

(h)     “Cause” means, unless otherwise provided for in an Award Agreement, the occurrence of any one or more of the following: (i) the Participant’s commission of any felony involving fraud, dishonesty or moral turpitude; (ii) the Participant’s attempted commission of or participation in a fraud or act of dishonesty against the Company that results in (or might have reasonably resulted in) material harm to the business of the Company; (iii) the Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any statutory duty that the Participant owes to the Company; or (iv) the Participant’s conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company. However, the action or conduct described in clauses (iii) and (iv) above will constitute “Cause” only if such action or conduct continues after the Company has provided the Participant with written notice thereof and thirty (30) days to cure the same. Notwithstanding the foregoing, the definition of Cause (or any analogous term) in an individual written agreement between the Company or any Affiliate and Participant will supersede the foregoing definition or definition set forth in an Award Agreement with respect to Awards granted hereunder.

(i)     “Change in Control” means, unless otherwise provided for in an Award Agreement, the occurrence of any of the following events:

(i)      Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii)     The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii)     A change in the composition of the Board occurring within a two year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the Effective Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)     The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Notwithstanding the foregoing, to the extent payment of any Award would be accelerated due to the Change in Control and such Award constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the event shall not be considered to be a Change in Control under the Plan for purposes of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

(j)     “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(k)     “Committee” means a committee of Directors (or a subcommittee appointed by the committee of Directors) or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

(l)     “Common Stock” means the common stock of the Company.

(m)     “Company” means Monolithic Power Systems, Inc., a Delaware corporation, or any successor thereto.

(n)     “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity (provided that such person (i) is a natural person and (ii) provides bona fide services to the Company that are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities).

(o)     “Continuous Service” means that Participant’s service with the Company or an Affiliate as a Service Provider is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as a Service Provider or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service. If the entity for which a Participant is rendering services ceases to qualify as an Affiliate, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company, including sick leave, military leave or any other personal leave or (ii) transfers between the Company, an Affiliate, or their successors. A leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement applicable to the Participant, or as otherwise required by law. In addition, if required for exemption from or compliance with Section 409A of the Code, the determination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(p)     “Director” means a member of the Board.

(q)     “Disability” means, unless otherwise provided for in an Award Agreement, total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(r)     “Dividend Equivalent” means a right to be paid in cash or Shares an amount equal to the regular cash dividends declared and paid on a Share that is subject to an unvested or otherwise outstanding Restricted Stock Unit or Performance Unit. A Dividend Equivalent will immediately expire on the issuance of the underlying Shares subject to the Restricted Stock Unit or Performance Unit Awards, as well as on the expiration or other forfeiture of the related Restricted Stock Unit or Performance Unit Awards.

(s)     “Effective Date” has the meaning set forth in Section 18.

(t)     “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(u)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v)     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)     If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)     In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(w)	“Fiscal Year” means the fiscal year of the Company.

(x)	“Freestanding SAR” means a SAR that is granted independently of any Option.

(y)	“GAAP” means United States generally accepted accounting principles.

(z)	“Grandfathered Awards” has the meaning set forth in Section 4(a)(ii).

(aa)	“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(bb)	“Inside Director” means a Director who is an Employee.

(cc)	“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(dd)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(ee)	“Option” means a stock option granted pursuant to the Plan.

(ff)	“Optioned Stock” means the Common Stock subject to an Option.

(gg)	“Outside Director” means a Director who is not an Employee.

(hh)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ii)	“Participant” means the holder of an outstanding Award.

(jj)         “Performance Goals” shall mean any one or more of the following performance goals, either individually or in any combination, applied either to the Company as a whole or to a business group, subsidiary, or other division, either individually or in any combination, and measured on an absolute basis or relative to a pre-established target, to previous years’ or any other period’s results (including results during a prior or current Performance Period), or to a designated comparison group, in each case as specified by the Administrator: (i) revenue, growth in revenue or product revenue; (ii) sales or bookings targets, including product or product family sales or bookings targets; (iii) billings; (iv) market share; (v) stock price performance, including but not limited to growth in the market price of stock, total stockholder return, and return on stockholder equity; (vi) margin, including gross margin, net margin or operating margin; (vii) income, including but not limited to net income, operating income, and operating income after taxes; (viii) profit, including but not limited to operating profit, net operating profit or pre-tax profit; (ix) earnings, including but not limited to earnings per share, net earnings, earnings before interest, taxes and/or depreciation and/or amortization; (x) income, before or after taxes (including net income); (xi) return on assets, capital, operating revenue and/or investments; (xii) expense control and/or cost reductions; (xiii) capital expenditures; (xiv) economic value added; (xv) cash flow, including but not limited to operating cash flow, cash flow per share and cash management; (xvi) improvement in or attainment of working capital levels; (xvii) debt reduction or debt levels; (xviii) contract win, renewal or extension or design win; (xix) delivery and/or design schedule; (xx) milestones in new generation of products or technologies; (xxi) completion of or milestones associated with mergers, acquisitions, strategic investments, restructurings, reorganizations (including entry into term sheets, signing of definitive agreements, closing transactions, funding of investments, and post-closing integration milestones); (xxii) litigation, including litigation outcomes, milestones or management; (xxiii) workforce diversity; (xxiv) customer satisfaction; and (xv) such other measures of performance selected by the Committee in its discretion.

The Committee may appropriately adjust any evaluation of performance with respect to Performance Goals to exclude certain events that occur during a Performance Period, including (A) to include or exclude restructuring and/or other nonrecurring charges; (B) to include or exclude exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (C) to include or exclude the effects of changes to GAAP required by the Financial Accounting Standards Board or to the International Financial Reporting Standard (IFRS); (D) to include or exclude the effects of any statutory adjustments to corporate tax rates; (E) to include or exclude the effects of any “extraordinary items” as determined under GAAP; (F) to include or exclude the effect of payment of bonuses under the bonus plans of the Company; (G) to include or exclude the effect of stock-based compensation and/or deferred compensation; (H) to include or exclude any unusual, non-recurring gain or loss or other extraordinary item; (I) to respond to, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (J) to respond to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (K) to include or exclude the effects of divestitures, acquisitions or joint ventures; (L) to include or exclude the effects of discontinued operations that do not qualify as a segment of a business unit under GAAP; (M) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (N) to include or exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders including cash dividends; (O) to reflect a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code); (P) to reflect any partial or complete corporate liquidation; (Q) to reflect shippable backlog; and (R) to include or exclude the amortization of purchased intangibles, technology license arrangements and incomplete technology.

For the avoidance of doubt, the Committee may use any of the foregoing and/or any additional or different performance goals and may make the foregoing or any other adjustments it chooses with respect to Awards (other than Grandfathered Awards).

(kk)     “Performance Period” means the period determined by the Committee in its sole discretion during which performance or other vesting conditions are measured.

(ll)     “Performance Unit” means an Award granted to a Participant pursuant to Section 9.

(mm)     “Period of Restriction” means the period during which the transfer of Shares are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(nn)      “Plan” means the Monolithic Power Systems, Inc. 2014 Equity Incentive Plan, as it may be amended or amended and restated from time to time.

(oo)    “Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 7 of the Plan.

(pp)     “Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 10.

(qq)      “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(rr)     “Section 16(b) “ means Section 16(b) of the Exchange Act.

(ss)     “Securities Act” means the Securities Act of 1933, as amended.

(tt)     “Service Provider” means an Employee, Director or Consultant.

(uu)      “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(vv)     “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 8 is designated as a SAR.

(ww)     “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(xx)     “Tandem SAR” means a SAR that is granted in connection with a related Option, the exercise of which will require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR will be canceled to the same extent).

3.	Stock Subject to the Plan.

(a)      Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be available for Awards under the Plan is 10,500,000 Shares (consisting of 5,500,000 Shares approved by the Company’s stockholders in 2013 and 5,000,000 Shares approved by the Company’s stockholders in 2020). The Shares may be authorized, but unissued, or reacquired Common Stock. Shares will not be deemed to have been utilized pursuant to the Plan with respect to any portion of an Award that is settled in cash. Subject to the provisions of Section 14 of the Plan, all 10,500,000 Shares available for Awards under the Plan may be issued pursuant to Incentive Stock Options. Upon payment in Shares pursuant to the exercise of a SAR, the number of Shares available for Awards under the Plan will continue to be reduced by the gross number of Shares with respect to which the SAR is being exercised, rather than reducing the number of Shares available by only the number of Shares issued. Similarly, if the exercise price of an Option is paid by net exercise or by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, the number of Shares available for issuance under the Plan will be reduced by the gross number of Shares for which the Option is exercised.

(b)     Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Performance Units, Restricted Stock Units or Dividend Equivalents, is forfeited to or repurchased by the Company due to failure to vest, the unexercised, forfeited or repurchased Shares (as applicable) will become available again under the Plan (unless the Plan has terminated). Shares tendered in payment of the exercise or purchase price of an Award, or in satisfaction of tax withholding related to an Award, will not be returned to the Plan and will not become available for future distribution under the Plan.

(c)      Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.	Administration of the Plan.

(a)       Procedure.

(i)      Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan. The Board or a committee of the Board may delegate authority to grant Awards to one or more Officers of the Company in a manner that complies with Applicable Laws.

(ii)     Section 162(m). No Awards granted under the Plan on or after the Effective Date will be designed or intended to be “performance-based compensation” for purposes of Section 162(m) of the Code. With respect to Awards granted under the Plan prior to the Effective Date that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code (the “Grandfathered Awards”), such Grandfathered Awards shall continue to be governed by the applicable provisions of the Plan as in effect prior to the Effective Date of this amendment and restatement of the Plan.

(iii)     Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3; provided, however, that if it is later determined that such requirements were not satisfied, actions taken by the Administrator shall be valid for all other purposes despite such failure to satisfy Rule 16b-3.

(iv)     Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b)      Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee or by a Committee to another Committee, the Administrator will have the authority, in its discretion:

(i)	to determine the Fair Market Value;

(ii)	to select the Service Providers to whom Awards may be granted hereunder and the type of Awards to be granted;

(iii)	to determine the number of Shares to be covered by, or size of, each Award granted hereunder and the value of Performance Units granted hereunder;

(iv)	to approve forms of Award Agreement for use under the Plan;

(v)      to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and purchase price, the time or times when Awards may be exercised (which may be based on performance criteria), the right to receive dividends or Dividend Equivalents, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)     to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii)     to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(viii)    to modify or amend each Award (subject to the terms of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards;

(ix)     to determine the manner in which Participants can satisfy withholding tax obligations;

(x)      to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)     to defer, or to allow a Participant to defer, the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xii)     to make all other determinations deemed necessary or advisable for administering the Plan.

(c)     Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.           Eligibility. Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Restricted Stock Units and Dividend Equivalents may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.           Stock Options.

(a)      Limitations.

(i)     Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, or such Option otherwise fails to satisfy the requirements to be Incentive Stock Options, such Option will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted (or modified, as applicable).

(ii)         The following limitations will apply to grants of Options:

(A)     No Service Provider will be granted, in any Fiscal Year, Options to purchase more than 1,000,000 Shares.

(B)     In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 1,250,000 Shares, which will not count against the limit set forth in Section 6(a)(ii)(A) above.

(C)     The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(D)     If an Option is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (A) and (B) above.

(b)       Term of Option. The term of each Option will be stated in the Award Agreement. The term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)       Option Exercise Price and Consideration.

(i)      Exercise Price. The per share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, subject to the following:

(A)	In the case of an Incentive Stock Option:

(1)     granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

(2)     granted to any Employee other than an Employee described in paragraph (A)(1) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(B)     In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator, but will not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(C)     Notwithstanding the foregoing, Options may be granted with (or adjusted to include) a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in Section 424(a) of the Code.

(ii)       Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)      Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (A) cash (including electronic wire transfer); (B) check; (C) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (D) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (E) by net exercise; (F) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (G) any combination of the foregoing methods of payment.

(d)	Exercise of Option.

(i)      Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (A) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (B) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes), with the exercise effective only if the exercise otherwise complies with Applicable Laws. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse or lawfully recognized domestic partner. Until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. Except as otherwise provided in Section 14 of the Plan, no adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)      Termination of Continuous Service. If a Participant’s Continuous Service terminates (other than upon the Participant’s termination as the result of the Participant’s death or Disability), the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the termination of Participant’s Continuous Service. Unless otherwise provided by the Administrator, if on the date of termination of Participant’s Continuous Service, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after termination of Participant’s Continuous Service, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by the unexercised portion of such Option will revert to the Plan. The Administrator may provide in the Award Agreement that the Option will terminate immediately on a termination of the Participant’s Continuous Service for Cause.

(iii)     Disability of Participant. If a Participant’s Continuous Service is terminated as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination of Continuous Service (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination of Continuous Service due to Disability. Unless otherwise provided by the Administrator, if on the date of termination of Continuous Service Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination of Continuous Service Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by the unexercised portion of such Option will revert to the Plan.

(iv)     Death of Participant. If a Participant’s Continuous Service terminates as a result of such Participant’s death, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death, Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by the unexercised portion of such Option will revert to the Plan.

7.            Restricted Stock.

(a)     Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)     Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until Period of Restriction expires and all restrictions on such Shares have lapsed.

(c)     Transferability. Unless otherwise determined by the Administrator, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)     Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(i)      General Restrictions. The Administrator may set restrictions based upon continued employment or service with the Company and its Affiliates, the achievement of Performance Goals or other performance objectives (Company-wide, departmental, or individual), or any other basis determined by the Administrator in its discretion.

(ii)     Performance Restrictions. The Administrator, in its discretion, may make the grant of Restricted Stock, or the vesting of Restricted Stock, contingent upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator in connection with the grant of such Restricted Stock.

(e)      Removal of Restrictions. Unless otherwise determined by the Administrator, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. After the grant of a Restricted Stock, the Administrator, in its sole discretion, may reduce or waive any restrictions or performance objectives or other vesting provisions for such Restricted Stock.

(f)     Stockholder Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)     Dividends. At the discretion of the Administrator, an Award of Restricted Stock may provide the Participant with the right to receive dividends, which shall be subject to the same restrictions and vesting conditions applicable to such Award.

(h)     Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8.            Stock Appreciation Rights.

(a)      Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion. The Administrator may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

(b)      Number of Shares. Subject to the following limitations, the Administrator will have complete discretion to determine the number of SARs granted to any Service Provider:

(i)      No Service Provider will be granted, in any Fiscal Year, SARs to purchase more than 1,000,000 Shares.

(ii)   In connection with his or her initial service, a Service Provider may be granted SARs to purchase up to an additional 1,250,000 Shares, which will not count against the limit set forth in Section 8(b)(i) above.

(iii)     The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(iv)     If a SAR is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 14), the cancelled SAR will be counted against the limits set forth in subsections (i) and (ii) above.

(c)      Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of Tandem or Affiliated SARs will equal the exercise price of the related Option. In addition, the exercise price of Freestanding SARs will not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; provided, however that a SAR may be granted with (or adjusted to include) a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in Section 424(a) of the Code.

(d)     Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (i) the Tandem SAR will expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Tandem SAR will be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR will be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option.

(e)     Exercise of Affiliated SARs. An Affiliated SAR will be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR will not necessitate a reduction in the number of Shares subject to the related Option.

(f)     Exercise of Freestanding SARs. Freestanding SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine.

(g)     SAR Agreement. Each SAR Award will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(h)     Expiration of SARs. A SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) also will apply to SARs.

(i)     Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)        The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(j)      Stockholder Rights. Unless and until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends), or any other rights as a stockholder will exist with respect to the SARs, notwithstanding the exercise of the SARs. The Company will issue (or cause to be issued) such Shares promptly after the SAR is exercised, subject to the payment of applicable withholding taxes and compliance with Applicable Laws. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

9.             Performance Units.

(a)     Grant of Performance Units. Performance Units may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units granted to each Participant.

(b)     Value of Performance Units. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant and denominated in U.S. dollars.

(c)     Performance Objectives and Other Terms. The Administrator, in its discretion, shall set performance objectives (including objectives based on Performance Goals) or other vesting criteria which, depending on the extent to which they are met, will determine the number or value of Performance Units that will be paid out to the Participants. Each Award of Performance Units shall be evidenced by an Award Agreement that shall specify the Performance Period, if applicable, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(i)     General Restrictions. The Administrator may condition the granting of the Performance Units, or the vesting of the Performance Units, on continued employment or service with the Company and its Affiliates, the achievement of Performance Goals or other performance objectives (Company-wide, departmental, or individual), or any other basis determined by the Administrator in its discretion.

(ii)     Performance Restrictions. The Administrator, in its discretion, may condition the granting or vesting of Performance Units on the achievement of Performance Goals. The Performance Goals shall be set by the Administrator in connection with the grant of such Performance Unit Award.

(d)     Earning of Performance Units. After the applicable Performance Period has ended, the holder of Performance Units will be eligible to receive a payout of the number of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals, performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions applicable to such Performance Unit.

(e)     Form and Timing of Payment of Performance Units. Except as otherwise provided in an Award Agreement, payment of earned Performance Units will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units on the date set forth in the Award Agreement) or in a combination thereof.

(f)     Cancellation of Performance Units. Upon the occurrence of the termination of the Participant’s Continuous Service and/or such other date set forth in the Award Agreement (or any other written agreement between the Company and the Participant), or except as otherwise determined by the Committee, all unearned or unvested Performance Units will be forfeited to the Company, and again will be available for grant under the Plan.

(g)     Stockholder Rights. Unless and until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Performance Units. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, as applicable, except as provided in Section 14 or Section 9(h) of the Plan or as determined by the Administrator as applicable to the calculation of Performance Goals or other performance criteria.

(h)     Dividend Equivalents. Dividend Equivalents may be credited in respect of Shares subject to Performance Units, as determined by the Administrator and as contained in the applicable Award Agreement or a separate Award Agreement. Dividend Equivalents will be subject to the same terms and conditions applicable to the underlying Performance Units to which they relate, including vesting, performance conditions, forfeiture, and restrictions on transfer or alienation.

10.	Restricted Stock Units.

(a)     Grant of Restricted Stock Units. Restricted Stock Units may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Restricted Stock Units granted to each Participant.

(b)     Value of Restricted Stock Units. Each Restricted Stock Unit will have a value equal to the Fair Market Value of one Share.

(c)     Other Restrictions. The Administrator, in its sole discretion, may impose such restrictions on Restricted Stock Units as it may deem advisable or appropriate.

(i)     General Restrictions. The Administrator may set restrictions based upon continued employment or service with the Company and its Affiliates, the achievement of Performance Goals or other specific performance objectives (Company-wide, departmental, or individual), or any other basis determined by the Administrator in its discretion.

(ii)     Performance Restrictions. The Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator in connection with the grant of such Restricted Stock Units. Restricted Stock Units that are subject to Performance Goals are sometimes referred to as “Performance RSUs” or “PRSUs.”

(d)     Earning of Restricted Stock Units. After the applicable vesting period or Performance Period has ended, the holder of Restricted Stock Units will be eligible to receive a payout of the number of Restricted Stock Units earned by the Participant, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions or performance objectives or other vesting provisions applicable to such Restricted Stock Units.

(e)     Form and Timing of Payment of Restricted Stock Units. Except as otherwise provided in an Award Agreement, payment of earned Restricted Stock Units will be made as soon as practicable after the expiration of the applicable vesting period or Performance Period. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Restricted Stock Units at the close of the applicable vesting period or Performance Period), or in a combination thereof.

(f)     Cancellation of Restricted Stock Units. On the termination of the Participant’s Continuous Service and/or such other date set forth in the Award Agreement, all unearned or unvested Restricted Stock Units will be forfeited to the Company, and again will be available for grant under the Plan.

(g)     Stockholder Rights. Unless and until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends (except as otherwise provided in Section 10(h)), or any other rights as a stockholder will exist with respect to the Restricted Stock Units. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, as applicable, except as provided in Section 10(h) and Section 14 of the Plan.

(h)     Dividend Equivalents. At the discretion of the Administrator, Dividend Equivalents may be credited in respect of Shares subject to Restricted Stock Units, which shall be subject to the same restrictions and vesting conditions applicable to such Award. The terms of any Dividend Equivalents will be contained in the applicable Award Agreement or a separate Award Agreement.

11.           Limitation on Grants to Outside Directors. No Outside Director shall be granted, in any one Fiscal Year, compensation for such service having an aggregate maximum value (measured at the date of grant as applicable, and calculating the value of any Awards based on the grant date fair value for financial reporting purposes) in excess of $1,000,000.

12.           Leaves of Absence; Transfer Between Locations. Unless the Administrator provides otherwise (including for purposes of compliance with Applicable Laws), vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of any leave of absence approved by the Company or transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then on the date that is six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option. The Administrator reserves the right to unilaterally reduce the rate of vesting of, or the number of Shares or units subject to, an Award if a Participant’s level of regular service is reduced (e.g., a reduction from full-time to part-time status).

13.           Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.           Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)     Adjustments. If, after the Effective Date, there is an equity restructuring (within the meaning of FASB Accounting Standards Codification (ASC) 718) that causes the per share value of Shares to change, such as any large and nonrecurring cash dividend, stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of the Company, any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or any other corporate transaction or event having an effect similar to any of the foregoing (any such event, a “Capitalization Adjustment”), the Administrator shall cause there to be made an equitable adjustment to: (i) the number and, if applicable, kind of shares that may be issued under the Plan or pursuant to any type of Award under the Plan, (ii) the Award limits established and approved by stockholders for purposes of Section 421 of the Code, (iii) the number and, if applicable, kind of shares subject to outstanding Awards, (iv) as applicable, the exercise or purchase price of any then outstanding Awards, and/or (v) any other Award terms. Any fractional shares resulting from a Capitalization Adjustment shall be eliminated. Any Capitalization Adjustment made pursuant to this Section 14(a) shall be conclusive and binding for all purposes of the Plan.

(b)     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)     Change in Control. In the event of a Change in Control, each outstanding Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Awards, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse and, to the extent applicable for any kind of Award, all performance goals or other vesting criteria will be deemed achieved at maximum levels and all other terms and conditions met; provided, however, that no such acceleration shall occur to the extent the Administrator determines that an Award constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and such acceleration would cause the Participant to incur additional taxes pursuant to Section 409A. In addition, if an Option or Stock Appreciation Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant that is not required by or a condition of the applicable definitive agreement pursuant to which the Change in Control occurs, then the Participant will fully vest in, and have the right to exercise Options and/or Stock Appreciation Rights as to, all of the Shares subject to the Award, including Shares as to which such Award would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse and, to the extent applicable for all Awards, all performance goals or other vesting criteria will be deemed achieved at maximum levels and all other terms and conditions met.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Unit or Restricted Stock Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If the consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Unit or Restricted Stock Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15.	Tax Withholding.

(a)     Withholding Requirements. The Company and each of its Affiliates shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any of its Affiliates, an amount sufficient to satisfy federal, state, local, domestic or foreign taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

(b)     Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy any tax withholding, in whole or in part by, without limitation (i) paying cash, (ii) electing to have the Company or any of its Affiliates withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld or (iv) electing any other method as may be set forth in the Participant’s Award Agreement. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld. In addition, the Fair Market Value of the Shares to be withheld or delivered pursuant to this Section 15(b) may exceed the minimum amount required to be withheld only if (A) an additional amount can be withheld and not result in adverse accounting consequences and (B) such additional withholding amount is authorized by the Committee.

16.          No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any of its Affiliates, nor will they interfere in any way with the Participant’s right or the right of the Company or any of its Affiliates to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.          Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is provided for by the Administrator on which the Award becomes effective. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.          Term of Plan. The original Monolithic Power Systems, Inc. 2014 Equity Incentive Plan was adopted by the Board on April 22, 2013 and became effective as of November 13, 2014. This amendment and restatement of the Monolithic Power Systems, Inc. 2014 Equity Incentive Plan was adopted by the Board on April 21, 2020, and its Effective Date (the “Effective Date”) shall be the date on which it is approved by the stockholders of the Company in accordance with Section 22 of the Plan. No Awards shall be granted pursuant to this Plan more than ten (10) years after the Effective Date.

19.          Amendment and Termination of the Plan.

(a)     Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)     Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws, including any amendment that, for purposes of the applicable stock exchange rules (and except as permitted under Section 14 of the Plan) (i) would materially increase the number of securities which may be issued under this Plan, or (ii) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of the Nasdaq Stock Market or, if the Common Stock is not traded on the Nasdaq Stock Market, the principal national securities exchange upon which the Common Stock is traded or quoted, all as determined by the Board.

(c)     Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan or an Award will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company; provided that an amendment or modification that may cause an Incentive Stock Option to become a Nonstatutory Stock Option shall not be treated as adversely affecting the rights of the Participant for purposes of Section 19(c) of the Plan. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.	Conditions Upon Issuance of Shares.

(a)     Legal Compliance. Shares will not be issued under an Award unless the exercise of such Award (if applicable) and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance. No exercise will be deemed effective unless and until the exercise complies with Applicable Laws.

(b)     Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.        Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.        Stockholder Approval. The Plan was subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. For future material modifications, such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

23.        No Repricings. Except as otherwise provided in Section 14, the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

24.       Accommodations for Participants of Different Nationalities. In order to facilitate the making of any grant or combination of grants under this Plan, the Administrator may provide for such special terms for Awards to Participants as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom given that Participants are expected to be nationals of both the United States of America and other countries, or to be employed by the Company or any Subsidiary both within and outside of the United States of America. Moreover, the Administrator may approve such supplements to or amendments, restatements or alternative versions of this Plan (including sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

25.        Compliance with Section 409A of the Code.

(a)     To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)     Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owed by a Participant to the Company or any of its Subsidiaries.

(c)     If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.

(d)     Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

MPS VOTE

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Annual Meeting of Stockholders Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, AND "FOR" PROPOSALS 2, 3 AND 4.

1. Election of Directors:

	For	Withhold		For	Withhold
01 - Victor K. Lee	☐	☐	02 - James C. Moyer	☐	☐

	For	Against	Abstain
2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐
3. Approve, on an advisory basis, the executive compensation.	☐	☐	☐
4. Approve the amendment and restatement of the Company's amended 2014 Equity Incentive Plan.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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The 2020 Annual Meeting of Stockholders of Monolithic Power Systems, Inc. will be held on Thursday, June 11, 2020 at 10:00 a.m. (Pacific Daylight Time), The Annual Meeting will be a virtual meeting via a webcast. You will not be able to attend the Annual Meeting in person. Registered stockholders will be able to view the live webcast of the Annual Meeting, vote and submit questions during the Annual Meeting by visiting www.meetingcenter.io/227956165.

To access the virtual Annual Meeting, you must have the 15 digit control number that is printed in the shaded Bar located on the reverse side of this form. The password for the meeting is MPWR2020.

The Proxy Statement and the 2019 Annual Report are available at: https://www.monolithicpower.com/en/about-mps/investor-relations/proxy-information.html

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Proxy - MONOLITHIC POWER SYSTEMS, INC.

2020 Annual Meeting of Stockholders - June 11, 2020
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Saria Tseng with power to act and with power of substitution, as a proxy and attorney-in-fact and hereby authorizes her to represent and vote, as provided on the other side, all the shares of Monolithic Power Systems, Inc. Common Stock which the undersigned is entitled to vote, and, in her discretion, to vote upon such other business as may properly come before the 2020 Annual Meeting of Stockholders of the company to be held on June 11, 2020 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, AND "FOR" PROPOSALS 2, 3 AND 4.

(Items to be voted appear on reverse side)

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